File No. 33-63498

                          As filed on ^ February 25, 1997


                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549
                                     Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      X
                                                                            ---
      Pre-Effective Amendment No. -----------
      Post-Effective Amendment No.   ^ 4                                     X
                                  -----------                               ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              X
                                                                            ---
Amendment No.    ^ 5                                                         X
             -------------                                                  ---


                         INVESCO INTERNATIONAL FUNDS, INC.
                 (Exact Name of Registrant as Specified in Charter)
                    7800 E. Union Avenue, Denver, Colorado 80237
                      (Address of Principal Executive Offices)

                    P.O. Box 173706, Denver, Colorado 80217-3706
                                 (Mailing Address)

         Registrant's Telephone Number, including Area Code: (303) 930-6300
                                Glen A. Payne, Esq.
                                7800 E. Union Avenue
                               Denver, Colorado 80237
                      (Name and Address of Agent for Service)
                                    ------------
                                     Copies to:
                               Ronald M. Feiman, Esq.
                               Gordon Altman Butowsky
                               Weitzen Shalov & Wein
                                  114 W. 47th St.
                              New York, New York 10036
                                    ------------
Approximate Date of Proposed Public Offering:   As soon as practicable
after this post-effective amendment becomes effective.
It is proposed that this filing will become effective (check appropriate box)


---   immediately upon filing pursuant to paragraph (b)
 ^ X  on March 1, 1997, pursuant to paragraph (b)
----
---   60 days after filing pursuant to paragraph (a)(1)
^
---   on ------------, pursuant to paragraph (a)(1)
---   75 days after filing pursuant to paragraph (a)(2)
---   on --------------, pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following:
--- This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has previously elected to register an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act. Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, ^ 1996, was filed on or about December ^ 24, 1996.


                                     Page 1 of 159
                          Exhibit index is located at page 99

                         INVESCO INTERNATIONAL FUNDS, INC.
                        -----------------------------------

                               CROSS-REFERENCE SHEET

Form N-1A
Item                                         Caption
---------                                    --------
Part A                                       Prospectus

         1.......................            Cover Page

         2.......................            Annual Fund Expenses

         3.......................            Financial Highlights

         4.......................            Investment Objective and
                                             Policies; The Funds and Their
                                             Management

         5.......................            The Funds and Their Management;
                                             Additional Information

         5A......................            Not Applicable

         6.......................            Services Provided by the Funds;
                                             Taxes, Dividends and Capital Gain
                                             Distributions; Additional
                                             Information

         7.......................            How Shares Can Be Purchased;
                                             Services Provided by the Funds

         8.......................            Services Provided by the Funds;
                                             How to Redeem Shares

         9.......................            Not Applicable

Part B                                       Statement of Additional
                                             Information

         10.......................           Cover Page

         11.......................           Table of Contents

Form N-1A
Item                                         Caption
---------                                    -------
         12.......................           The Funds and Their Management

         13.......................           Investment Practices; Investment
                                             Policies and Restrictions

         14.......................           The Funds and Their Management

         15.......................           The Funds and Their Management

         16.......................           The Funds and Their Management

         17.......................           Investment Practices; Investment
                                             Policies and Restrictions

         18.......................           Additional Information

         19.......................           How Shares Can Be Purchased; How
                                             Shares Are Valued; Services
                                             Provided by the Funds; Tax-
                                             Deferred Retirement Plans; How to
                                             Redeem Shares

         20.......................           Dividends, Capital Gain
                                             Distributions and Taxes

         21.......................           How Shares Can Be Purchased

         22.......................           Calculation of Yield

         23.......................           Additional Information

Part C                                       Other Information

      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
^ March 1, 1997


                               INVESCO EUROPEAN FUND
                             INVESCO PACIFIC BASIN FUND

      INVESCO EUROPEAN FUND seeks to achieve capital appreciation by investing principally in equity securities of companies domiciled in specified European countries.

      INVESCO PACIFIC BASIN FUND seeks to achieve capital appreciation by investing principally in equity securities of companies domiciled in specified Far Eastern or Western Pacific countries.


     Each Fund is a series of INVESCO International Funds, Inc. (the "Company"), an open-end management investment company consisting of three separate funds, each of which represents a separate portfolio of investments. This ^ prospectus relates to shares of INVESCO European Fund and INVESCO Pacific Basin Fund (also sometimes jointly referred to as the "Funds"). A separate ^ prospectus is available upon request from INVESCO Funds Group, Inc. for the Company's third fund, INVESCO International Growth Fund. Additional funds may be offered in the future.


     Both Funds' investments may consist in part of securities that may be deemed to be speculative. (See "Investment Objectives and Policies.")


     This ^ prospectus provides you with the basic information you should know before investing in either of the Funds. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Funds, dated ^ March 1, 1997, has been filed with the Securities and Exchange Commission^ and is incorporated by reference into this ^ prospectus. To obtain a free copy, write to INVESCO Funds Group, Inc., P. O. Box 173706, Denver, Colorado 80217-3706; or call 1-800-525-8085; or on the World
Wide Web: http://www.invesco.com.


THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
                                   ----------

                                 TABLE OF CONTENTS

                                                                           Page

ANNUAL FUND EXPENSES........................................................  6

FINANCIAL HIGHLIGHTS........................................................  8

PERFORMANCE DATA............................................................ 12

INVESTMENT OBJECTIVES AND POLICIES.......................................... 12

RISK FACTORS................................................................ 16

THE FUNDS AND THEIR MANAGEMENT.............................................. 18

HOW SHARES CAN BE PURCHASED................................................. 20

SERVICES PROVIDED BY THE FUNDS.............................................. 22

HOW TO REDEEM SHARES........................................................ 25

TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS............................. 27

ADDITIONAL INFORMATION...................................................... 28

ANNUAL FUND EXPENSES


     The Funds whose shares are offered through this ^ prospectus are INVESCO European Fund and INVESCO Pacific Basin Fund. These Funds are 100% no-load; there are no fees to purchase, exchange or redeem shares, nor any ongoing marketing ("12b-1") expenses. Lower expenses benefit Fund shareholders by increasing the Fund's total return.


Shareholder Transaction Expenses                    European      Pacific Basin
--------------------------------                    --------      -------------
Sales load "charge" on purchases                        None               None
Sales load "charge" on reinvested
  dividends                                             None               None
Redemption fees                                         None               None
Exchange fees                                           None               None

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)


Management Fee                                         0.75%              0.75%
12b-1 Fees                                              None               None
Other Expenses                                         0.61%              0.85%
  Transfer Agency Fee(1)                      0.35%             0.47%
  General ^ Services, Administrative
    ^ Services, Registration,
    ^ Postage(2)                              0.26%             0.38%
Total ^ Fund Operating ^ Expenses(3)                   1.36%              1.60%


      (1) Consists of the transfer agency fee described under "Additional Information - Transfer and Dividend Disbursing Agent."


      (2)^ Includes, but is not limited to, fees and expenses of directors, custodian bank, legal counsel and independent accountants, securities pricing services, costs of administrative services furnished under an Administrative Services Agreement, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders.

      (3) It should be noted that the Funds' actual total operating expenses were lower than the figures shown because the Funds' custodian fees and transfer agency fees were reduced under an expense offset arrangement. However, as a result of an SEC requirement for mutual funds to state their total operating expenses without crediting any such expense offset arrangement, the figures shown above DO NOT reflect these reductions. In comparing expenses for different years, please note that the Ratios of Expenses to Average Net Assets shown under "Financial Highlights" DO reflect any reductions for periods prior to the fiscal year ended October 31, 1996. See "The Funds and Their Management."

Example

      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                    1 Year    3 Years   5 Years    10 Years
                                    ------    -------   -------    --------


INVESCO European Fund                  $14        $43       $75        $164
INVESCO Pacific Basin Fund             $16        $51       $88        $191


      The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. Such expenses are paid from the Funds' assets. (See "The Funds and Their Management.") The Funds charge no sales load, redemption fee or exchange fee and bear no distribution expenses. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)


      The following information has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with audited financial statements and the Report of Independent Accountants thereon appearing in the Funds' ^ 1996 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting INVESCO Funds Group, Inc. at the address or telephone number on the cover of this ^ prospectus.



                                                               Year Ended October 31
                               ---------------------------------------------------------------------------------------
                                   1996     1995     1994    1993      1992     1991     1990     1989     1988   1987
                                            European Fund

PER SHARE DATA
Net Asset Value -
  Beginning of Period            $14.09   $12.95   $12.20   $10.14   $11.14   $11.04   $10.03   $ 9.04   $ 7.98 $ 8.31
                               ---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income              0.05     0.23     0.16     0.14     0.20     0.22     0.26     0.11     0.09   0.05
Net Gains or (Losses) on
  Securities (Both Realized
  and Unrealized)                  3.00     1.12     0.75    2.06    (1.00)     0.26     1.01     0.99     1.05 (0.32)
                               ---------------------------------------------------------------------------------------
Total from Investment
  Operations                       3.05     1.35     0.91     2.20   (0.80)     0.48     1.27     1.10     1.14 (0.27)
                               ---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income                0.08     0.21     0.16     0.14     0.20     0.21     0.26     0.11     0.08   0.05
Distributions from
  Capital Gains                    1.21     0.00     0.00     0.00     0.00     0.17     0.00     0.00     0.00   0.01
                               ---------------------------------------------------------------------------------------
Total Distributions                1.29     0.21     0.16     0.14     0.20     0.38     0.26     0.11     0.08   0.06
                               ---------------------------------------------------------------------------------------
Net Asset Value -
  End of Period                  $15.85   $14.09   $12.95   $12.20   $10.14   $11.14   $11.04   $10.03    $9.04  $7.98
                               =======================================================================================

TOTAL RETURN                     23.47%   10.42%    7.43%   21.78%  (7.22%)    4.34%   12.70%   12.12%   14.34%(3.25%)





RATIOS
Net Assets - End of Period
  ($000 Omitted)               $300,588 $224,200 $349,842 $270,544 $117,276  $74,497  $83,521  $10,910   $6,801 $9,537
Ratio of Expenses to Average
  Net Assets                     1.36%@   1.40%@    1.20%    1.28%    1.29%    1.43%    1.29%    1.78%    1.88%  1.50%
Ratio of Net Investment
  Income to Average
  Net Assets                      0.37%    1.26%    1.28%    1.76%    2.23%    1.83%    3.38%    1.57%    1.08%  1.44%
Portfolio Turnover Rate             91%      96%      70%      44%      87%      61%      20%     118%      75%   131%

 Average Commission Rate
   Paid ^^                      $0.0367        -        -        -        -       -        -        -        -      -

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

(For a Fund Share Outstanding Throughout Each Period)


                                                               Year Ended October 31
                               ----------------------------------------------------------------------------------------
                                   1996     1995     1994    1993<     1992     1991     1990     1989     1988    1987
                                            Pacific Basin Fund

PER SHARE DATA
Net Asset Value -
  Beginning of Period            $13.83   $17.07   $15.11   $11.02   $13.19   $11.95   $14.24   $12.24   $ 9.68  $11.52
                               ----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss)     (0.02)     0.06     0.04     0.04     0.07     0.11     0.05     0.02   (0.02)    0.07
  Net Gains or (Losses) on
  Securities (Both Realized
  and Unrealized)                  0.51   (1.45)     2.28     4.09   (2.18)     1.23   (1.97)     2.00     2.58    1.27
                               ----------------------------------------------------------------------------------------
Total from Investment
  Operations                       0.49   (1.39)     2.32     4.13   (2.11)     1.34   (1.92)     2.02     2.56    1.34
                               ----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income                0.03     0.06     0.04     0.04     0.06     0.10     0.09     0.02     0.00    0.07
Distributions from
  Capital Gains                    0.18     1.79     0.32     0.00     0.00     0.00     0.28     0.00     0.00    3.11
                               ----------------------------------------------------------------------------------------
Total Distributions                0.21     1.85     0.36     0.04     0.06     0.10     0.37     0.02     0.00    3.18
                               ----------------------------------------------------------------------------------------
Net Asset Value -
  End of Period                  $14.11   $13.83   $17.07   $15.11   $11.02   $13.19   $11.95   $14.24   $12.24   $9.68
                               ========================================================================================

TOTAL RETURN                      3.55%  (8.31%)   15.63%   37.51% (16.03%)   11.27% (13.47%)   16.54%   26.36%  11.72%

RATIOS
Net Assets - End of Period
  ($000 Omitted)               $149,870 $154,374 $352,888 $299,192  $26,488  $27,683  $16,871  $23,642  $28,364 $35,953
Ratio of Expenses to
  Average Net Assets             1.60%@   1.52%@    1.24%    1.22%    1.78%    1.87%    1.79%    1.62%    1.62%   1.26%
Ratio of Net  Investment
  Income (Loss) to
  Average Net Assets            (0.04%)    0.37%    0.28%    0.63%    0.66%    0.99%    0.36%    0.13%  (0.12%)   0.39%
Portfolio Turnover Rate             70%      56%      70%      30%     123%      89%      93%      86%      69%    155%
  Average Commission Rate
  Paid ^^                       $0.0148        -        -        -        -        -        -        -        -       -


< The per share information was computed based on weighted average shares.

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

PERFORMANCE DATA


     From time to time, the Funds advertise their total return performance. These figures are based upon historical investment results and are not intended to indicate future performance. ^ Total return is computed by calculating the percentage change in value of an investment ^, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. ^ Cumulative total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     ^ Thus, a given report of total return performance should not be considered as representative of future performance. The Funds charge no sales load, redemption fee^ or exchange fee which would affect the total return computation.

     In conjunction with performance reports and/or analyses of shareholder service for the Funds, comparative data between the Funds' performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and the Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings^ and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Personal Finance, Morningstar^ and similar sources which utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services, may be used in advertising. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons, which may be used by the Funds in performance reports, will be drawn from the "European Region Funds," in the case of INVESCO European Fund, and "Pacific Region Funds," in the case of INVESCO Pacific Basin Fund, Lipper mutual fund groupings, in addition to the broad-based Lipper general fund groupings.


INVESTMENT OBJECTIVES AND POLICIES


     The Company consists of three separate portfolios of investments, each represented by a different class of the Company's common stock. This ^ prospectus relates to the INVESCO European Fund and INVESCO Pacific Basin Fund; a separate ^ prospectus for INVESCO International Growth Fund is available.

     The investment objective of the INVESCO European and Pacific Basin Funds is to seek capital appreciation. Each Fund invests primarily in the equity securities (common stocks and securities convertible into common stocks, including convertible debt obligations and convertible preferred stock) of companies domiciled in a particular geographic region, which may be either established, well-capitalized companies or newly-formed, small- cap companies. The Funds have not established any minimum investment standards, such as an issuer's asset level, earnings history, type of industry, dividend payment history, etc., with respect to the Funds' investments in foreign equity
securities  and, therefore,   investors  in  the  Funds  should  consider  that
investments may consist in part of securities which may be deemed to be speculative.

     INVESCO European Fund. Under normal conditions, at least 80% of the total assets of INVESCO European Fund are invested in the equity securities of companies domiciled in the following European countries: England, France, Germany, Belgium, Italy, the Netherlands, Switzerland, Denmark, Sweden, Norway, Finland^ and Spain. The economies of these countries may vary widely in their condition^ and may be subject to sudden changes that could have a positive or negative impact on the Fund. The securities in which the Fund invests typically will be listed on the principal stock exchanges in such countries^ but also may be traded on regional stock exchanges or on the over-the-counter market in these countries. There are no limitations on the percentage of the Fund's assets which may be invested in companies domiciled in any one country.

     INVESCO Pacific Basin Fund. Under normal conditions, at least 80% of the total assets of INVESCO Pacific Basin Fund are invested in the equity securities of companies domiciled in the following Far Eastern or Western Pacific countries: Japan, Australia, Hong Kong, Malaysia, Singapore and the Philippines. The economies of these countries may vary widely in their condition^ and may be subject to sudden changes that could have a positive or negative impact on the Fund. The equity securities in which the Fund invests typically will be listed on the principal stock exchanges in such countries^ but also may be traded on regional stock exchanges or on the over-the-counter market in these countries. While it is anticipated that substantial investments will be made in companies domiciled in Japan, there are no limitations on the percentage of the Fund's assets which may be invested in companies domiciled in any one Far Eastern or Western Pacific country.

     The balance of each Fund's total assets may be held as cash^ or invested in any securities or other instruments deemed appropriate at the time of investment
by  the  Funds' investment   adviser  and  sub-adviser   (collectively,   "Fund
Management"), consistent with the Funds' investment policies and restrictions. These investments include debt securities issued by companies domiciled in the Funds' respective geographic sectors, and debt or
equity  securities  issued  by  companies   domiciled  outside  the  Funds'
respective geographic sectors. Such debt securities either will be investment grade (rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P")) or, if unrated, will have been determined by Fund Management to be of investment grade quality. The Funds are not required to dispose of debt securities whose ratings are down-graded below investment grade. Such equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies^ and may be traded on national or regional stock exchanges or in the over-the-counter market. This portion of each Fund's assets also may be invested in short-term debt obligations maturing no later than one year from the date of purchase, which are determined by Fund Management to be of high ^ quality. Investments in high-quality, short-term debt securities will consist of U.S. government and agency securities, domestic bank certificates of deposit, commercial paper rated A-2 or higher by S&P or P-2 or higher by Moody's, and repurchase agreements with banks and securities dealers. In addition, each Fund may hold cash or invest temporarily in such short-term securities in an amount up to 100% of its total assets as a temporary defensive measure if Fund Management determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. While a Fund is in a defensive position, the opportunity to achieve capital growth will be limited and, to the extent that this assessment of market conditions is incorrect, the Fund will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments. There can be no assurance that the Funds will be able to achieve their investment objective.


     The investment objective of each Fund and its investment policies, except where indicated to the contrary, are deemed to be fundamental policies and thus may not be changed without prior approval by the holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"). In addition, each Fund is subject to certain investment restrictions which are set forth in the Statement of Additional Information and which may not be altered without similar approval of the Fund's shareholders. One of those restrictions limits each Fund's borrowing of money to borrowings from banks for temporary or emergency purposes (but not for investment) in an amount not to exceed 10% of net assets of the Fund.


     Repurchase Agreements. Investments in short-term securities may include repurchase agreements. The Funds may enter into repurchase agreements with respect to debt instruments eligible for investment by the Funds. These agreements are entered into with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers, which are deemed creditworthy. A repurchase agreement, which may be considered a "loan" under the 1940 Act, is a means of investing monies for a short period. In a repurchase agreement, a Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance^ or a certificate of deposit) subject to resale to the seller at an agreed-upon price and date (normally, the next business day). In the event that the original seller defaults on its obligation to repurchase the security, a Fund could incur costs or delays in seeking to sell such security. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Funds' custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Company's board of directors. A Fund will not enter into a repurchase agreement maturing in more than seven days if as a result more than 10% of its total assets would be invested in such repurchase agreements and other illiquid securities. The Funds have not adopted any limit on the amount of their total assets that may be invested in repurchase agreements maturing in seven days or less.

     Securities Lending. The Funds also may lend their securities to qualified brokers, dealers, banks^ or other financial institutions. This practice permits the Funds to earn income^ which, in turn, can be invested in additional securities to pursue the Funds' investment objectives. Loans of securities by the Funds will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Funds monitor the creditworthiness of borrowers in order to minimize such risks. The Funds will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of a Fund's net assets (taken at market value).


     Country Funds. The Funds may invest in companies domiciled in certain countries by purchasing common shares of closed-end investment companies organized to invest in the securities markets of particular countries (so-called "country funds"). They may do so, however, only where it is not possible for non-residents to make direct investments in securities of companies in those countries and where the investment objective of the country fund is consistent with the Funds' objective of seeking capital appreciation. The Funds may not purchase shares of a country fund if (a) such a purchase would cause a Fund to own more than 3% of the total outstanding voting stock of a particular country fund, or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in a particular country fund or more than 10% of its total assets invested in the securities of other investment companies. Investment in certain country funds may involve the payment of substantial premiums above the value of such funds' portfolio securities. Investing in shares of such country funds presents the additional risk that the market price of the funds' shares may fall below the funds' net asset values (i.e., that the funds will trade at a discount from their net asset values). The Funds do not intend to invest in country funds which are trading at a premium unless, in the judgment of Fund Management, the potential benefits of such investments justify the payment of the applicable premiums. To the extent the Funds invest in country funds, the investment return will be reduced by the operating expenses of such funds, including fees paid to the investment managers of those funds, resulting in duplication of advisory fees paid on any Fund assets invested in country funds. At such time as direct investment in a country is allowed, the Funds will invest directly in securities of companies domiciled in such country.

RISK FACTORS

      Investors should consider the special factors associated with the policies discussed below in determining the appropriateness of an investment in either of the Funds. The Funds' policies regarding investments in foreign securities and foreign currencies are not fundamental and may be changed by vote of the Company's board of directors.


     Foreign Securities. The Funds may invest in foreign securities and may do so without limitation on the percentage of assets which may be so invested. Investments in securities of foreign companies and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets. For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves^ but also by currency fluctuations. That is, when the U.S. dollar generally rises against foreign currencies, returns on foreign securities for a U.S. investor may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.


      Other aspects of international investing to consider include:

      -less   publicly  available  information  than  is  generally
available about U.S. issuers;

      -differences in accounting,   auditing and financial reporting
standards;

      -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

      -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility;

      -less   government  regulation  of  stock  exchanges,   brokers and
listed companies abroad than in the United States; and

      -investments  in certain countries may be subject to foreign  withholding
taxes,   which  may  reduce   dividend  income  or  capital  gains  payable  to
shareholders.


     There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility of the ^ Funds experiencing difficulties in pursuing legal remedies and collecting judgments.


     When the Funds invest in foreign securities, such securities are usually denominated in foreign currency and the Funds may temporarily hold funds in foreign currencies. Thus, the Funds' share values are affected by changes in currency exchange rates. Because the Funds' assets will be invested in foreign securities and because substantially all revenues will be received in foreign currencies, the dollar equivalent of the Funds' net assets and distributions would be adversely affected by a reduction in the value of the foreign currency relative to the United States dollar. The Funds will pay dividends in dollars and in such event will incur currency conversion costs.


     Forward Foreign Currency Contracts. The Funds may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Funds hold foreign securities. A forward contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed-upon rate. Although the Funds have not adopted any limitations on their ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, the Funds do not attempt to hedge all of their foreign investment positions and will enter into forward contracts only to the extent, if any, deemed appropriate by Fund Management. The Funds will not enter into a forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. No predictions can be made with respect to whether the total of such transactions will result in a better or a worse position than had the Funds not entered into any forward contracts. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Funds' limitation on investing in illiquid securities, discussed below. For additional information regarding forward foreign ^ currency contracts, see the Company's Statement of Additional Information.

      Illiquid and Rule 144A Securities. The Funds are authorized to invest in securities which are illiquid because they are subject to restrictions on their resale ^("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. However, a Fund will not purchase any such security if the purchase would cause the Fund to invest more than 10% of its total assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registration.

      The securities that may be purchased subject to the foregoing restriction include restricted securities that are not registered for sale to the general
public^  but  that  can  be  resold  to institutional   investors  ("Rule  144A
Securities"). The liquidity of ^ a Fund's investments in Rule 144A Securities could be impaired if dealers or institutional investors become uninterested in purchasing these securities. The Company's board of directors has delegated to Fund Management the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. For more information concerning Rule 144A Securities, see the Statement of Additional Information.

     Portfolio Turnover. There are no fixed limitations regarding portfolio turnover. Although the Funds do not trade for short-term profits, securities may be sold without regard to the time they have been held in a Fund when, in the opinion of Fund Management, investment considerations warrant such action. As a result, under certain market conditions, the portfolio turnover rate for each Fund may exceed 100%^ and may be higher than that of other investment companies seeking capital appreciation. Increased portfolio turnover would cause a Fund to incur greater brokerage costs than would otherwise be the case^ and may result in the acceleration of capital gains that are taxable when distributed to shareholders. The Funds' portfolio turnover rates are set forth under "Financial Highlights" and, along with the Company's brokerage allocation policies, are discussed in the Statement of Additional Information.


THE FUNDS AND THEIR MANAGEMENT


     The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified management investment company. It was incorporated on April 2, 1993, under the laws of Maryland. On July 1, 1993, the Company assumed all of the assets and liabilities of the Funds' predecessor portfolios, the European Portfolio and Pacific Basin Portfolio of Financial Strategic Portfolios, Inc., which was incorporated under the laws of Maryland on August 10, 1983. All financial and other information about the Funds for periods prior to July 1, 1993, relates to such former portfolios. On July 1, 1993, the Company also assumed, through its INVESCO International Growth Fund, all of the assets and liabilities of that fund's predecessor, the Financial International Growth Fund of Financial Series Trust, a Massachusetts business trust organized on July 15, 1987. The overall supervision of each Fund is the responsibility of the Company's board of directors.

     Pursuant to an agreement with the Company, INVESCO Funds Group, Inc. ("INVESCO"), 7800 E. Union Avenue, Denver, Colorado, serves as the Company's investment adviser pursuant to an investment advisory agreement. Under this agreement, INVESCO is primarily responsible for providing the Funds with various administrative services^ and supervising the Funds' daily business affairs. These services are subject to review by the Company's board of directors.

     INVESCO is an indirect, wholly-owned subsidiary of AMVESCO PLC. AMVESCO PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on February 28, 1997, as part of a merger between INVESCO PLC and A I M Management Group, Inc., thus creating one of the largest independent investment management businesses in the world. INVESCO and INVESCO Asset Management Limited ("IAML") will continue to operate under their existing names. AMVESCO PLC has approximately $150 billion in assets under management. INVESCO was established in 1932 and, as of October 31, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, with combined assets of approximately $13.4 billion on behalf of over 829,000 shareholders.

     Pursuant to an agreement with INVESCO, ^ IAML serves as the sub-adviser to INVESCO European Fund and INVESCO Pacific Basin Fund. In that capacity, IAML has the primary responsibility, under the supervision of INVESCO, for providing portfolio management services to the Funds. IAML also is an indirect, wholly-owned subsidiary of ^ AMVESCO PLC. IAML also acts as sub-adviser to the INVESCO International Growth Fund, the INVESCO European Small Company Fund^ and the INVESCO Latin American Growth Fund. Although the Funds are not parties to the sub-advisory agreement, that agreement^ has been approved by the shareholders of the Funds.



^


     Each Fund is managed by a team of portfolio managers. A senior investment policy group determines the country-by-country allocation of each Fund's assets, overall stock selection methodology and the ongoing implementation and risk control policies applicable to each Fund's portfolio. Individual country specialists are responsible for managing security selection for their assigned country's share of the allocation within the parameters established by the investment policy group.


     Each Fund pays INVESCO a monthly advisory fee which is based upon a percentage of the average net assets of the Fund, determined daily. The maximum advisory fee payable under the agreement is computed at the annual rate of 0.75% on the first $350 million of the average net assets of a Fund; 0.65% on the next $350 million of a Fund's average net assets; and 0.55% on a Fund's average net assets in excess of $700 million. For the fiscal year ended October 31, ^ 1996, the Funds paid fees equal to the following percentage of their net assets as follows: European Fund, 0.75%; Pacific Basin Fund, 0.75%. ^


     Out of the advisory fees which it receives from the Funds, INVESCO pays IAML, as sub-adviser to these Funds, a monthly fee with respect to each Fund computed at the following annual rates: 0.45% on the first $350 million of a Fund's average net assets; 0.40% on the next $350 million of a Fund's average net assets; and 0.35% on a Fund's average net assets in excess of $700 million. No fee is paid by either Fund to IAML.


     The Company also has entered into an Administrative Services Agreement dated ^ February 28, 1997 (the "Administrative Agreement"), with INVESCO. Pursuant to the Administrative Agreement, INVESCO performs certain administrative, recordkeeping and internal sub-accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, providing selected general ledger reports, and providing sub-accounting and recordkeeping services for shareholder accounts in the Funds maintained by certain retirement and employee benefit plans for the benefit of participants in such plans. For such services, each Fund pays INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at the annual rate of 0.015% per year of the average net assets of the Fund. INVESCO also is paid a fee by the Company for providing transfer agent services. See "Additional Information."


     Each Fund's expenses, which are accrued daily, are deducted from its total income before dividends are paid. Total expenses of the Funds (prior to any expense offset), including investment advisory fees (but excluding brokerage commissions, which are a cost of acquiring securities), as a percentage of their average net assets for the fiscal year ended October 31, ^ 1996, were ^ 1.36% for INVESCO European Fund and ^ 1.60% for INVESCO Pacific Basin Fund.


     Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon its evaluation of their financial responsibility coupled with their ability to effect transactions at the best available prices. The Funds may place orders for portfolio transactions with qualified broker-dealers that recommend the Funds to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms.

     Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to compliance policies governing personal investing. These policies require Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Funds or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

HOW SHARES CAN BE PURCHASED

     Shares of each Fund are sold on a continuous basis by INVESCO, as the Funds' distributor, at the net asset value per share next calculated after receipt of a purchase order in good form. No sales charge is imposed upon the sale of shares of a Fund. To purchase shares of one or both of the Funds, send a check made payable to INVESCO Funds Group, Inc., together with a completed application form, to:

                        INVESCO FUNDS GROUP, INC.
                        Post Office Box 173706
                        Denver, Colorado  80217-3706

     Purchase orders must specify the Fund in which the investment is to be made.

     The minimum initial purchase must be at least $1,000, with subsequent investments of not less than $50, except that: (1) those shareholders establishing an EasiVest account, as described below in the ^ prospectus section entitled "Services Provided by the Funds^," may open an account without making any initial investment if they agree to make minimum monthly purchases of $50;
(2) those shareholders investing in an Individual Retirement Account ^("IRA"), or through omnibus accounts where individual shareholder recordkeeping and sub-accounting are NOT required, may make initial minimum purchases of $250; (3) Fund Management may permit a lesser amount to be invested in the Funds under a federal income tax-sheltered retirement plan (other than an IRA)^ or under a group investment plan qualifying as a sophisticated investor; and (4) Fund Management reserves the right to reduce or waive the minimum purchase requirements in its sole discretion where it determines such action is in the best interests of the Fund. The minimum initial purchase requirement of $1,000, as described above, DOES NOT apply to shareholder account(s) in any of the INVESCO funds opened prior to January 1, 1993, and^ thus^ is not a minimum balance requirement for those existing accounts. However, for shareholders already having accounts in any of the INVESCO funds, all initial share purchases in a new fund account, including those made using the exchange privilege, must meet the fund's applicable minimum investment requirement.

     The purchase of Fund shares can be expedited by placing bank wire, overnight courier^ or telephone orders. Overnight courier orders must meet the above minimum investment requirements. In no case can a bank wire order or a telephone order be in an amount less than $1,000. For further information, the purchaser may call the Company's office by using the telephone number on the cover of this ^ prospectus. Orders sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc., at 7800 E. Union Avenue, Denver, ^ Colorado 80237.


     Orders to purchase shares of either Fund can be placed by telephone. Shares will be issued at the net asset value next determined after receipt of telephone instructions. Generally, payments for telephone orders must be received by the Company within three business days or the transaction may be cancelled. In the event of such cancellation, the purchaser will be held responsible for any loss resulting from a decline in the value of the shares. In order to avoid such losses, purchasers should send payments for telephone purchases by overnight courier or bank wire. INVESCO has agreed to indemnify the Funds for any losses resulting from the cancellation of telephone purchases.

     If your check does not clear, or if a telephone purchase must be cancelled due to non-payment, you will be responsible for any related loss the Company or INVESCO incurs. If you are already a shareholder in the INVESCO funds, the Company, on behalf of the Funds, has the option to redeem shares from any identically registered account in the Company or any other INVESCO fund as reimbursement for any loss incurred. You also may be prohibited or restricted from making future purchases in any of the INVESCO funds.

     Persons who invest in the Funds through a securities broker may be charged a commission or transaction fee by the broker for the handling of the transaction, if the broker so elects. Any investor may deal directly with the Funds in any transaction. In that event, there is no such charge. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Funds.

     Each Fund reserves the right in its sole discretion to reject any order for purchase of its shares (including purchases by exchange) when, in the judgment of Fund Management, such rejection is in the best interest of the Fund.

     Net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (usually 4:00 p.m., New York time) and also may be computed on other days under certain circumstances. Net asset value per share for each Fund is calculated by dividing the market value of all of the Fund's securities plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of that Fund. If market quotations are not readily available, a security will be valued at fair value as determined in good faith by the board of directors. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Company's board of directors believes that such value represents fair value.

SERVICES PROVIDED BY THE FUNDS


     Shareholder Accounts. INVESCO maintains a share account that reflects the current holdings of each shareholder. Share certificates will be issued only upon specific request. ^ Because certificates must be carefully safeguarded^ and must be surrendered in order to exchange or redeem Fund shares, most shareholders do not request share certificates in order to facilitate such transactions. Each shareholder is sent a detailed confirmation for each transaction in shares of the Funds. Shareholders whose only transactions are through the EasiVest, direct payroll purchase, automatic monthly exchange or periodic withdrawal programs, or are reinvestments of dividends or capital gains in the same or another fund, will receive confirmations of those transactions on their quarterly statements. These programs are discussed below. For information regarding a shareholder's account and transactions, the shareholder may call the Funds' office by using the telephone number on the cover of this ^ prospectus.

     Reinvestment of Distributions. Dividends and other ^ distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share of that Fund in effect on the ex-dividend date. A shareholder may, however, elect to reinvest dividends and other distributions in certain of the other no-load mutual funds advised and distributed by INVESCO, or to receive payment of all dividends and other distributions in excess of ten dollars by check by giving written notice to INVESCO at least two weeks prior to the ex-dividend date on which the change is to take effect. Further information concerning these options can be obtained by contacting INVESCO.

     Periodic Withdrawal Plan. A Periodic Withdrawal Plan is available to shareholders who own or purchase shares of any mutual funds advised by INVESCO having a total value of $10,000 or more; provided, however, that at the time the Plan is established, the shareholder owns shares having a value of at least $5,000 in the fund from which withdrawals will be made. Under the Periodic Withdrawal Plan, INVESCO, as agent, will make specified monthly or quarterly payments of any amount selected (minimum payment of $100) to the party designated by the shareholder. Notice of all changes concerning the Periodic Withdrawal Plan must be received by INVESCO at least two weeks prior to the next scheduled check. Further information regarding the Periodic Withdrawal Plan and its requirements and tax consequences can be obtained by contacting INVESCO.


     Exchange Privilege. Shares of either Fund may be exchanged for shares of any other fund of the Company, as well as for shares of any of the following other no-load mutual funds, which are also advised and distributed by INVESCO, on the basis of their respective net asset values at the time of the exchange:
INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc.^ and INVESCO Value Trust.

     An exchange involves the redemption of shares in a Fund and investment of the redemption proceeds in shares of another fund of the Company or in one of the funds listed above. Exchanges will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Any gain or loss realized on an exchange is recognizable for federal income tax purposes by the shareholder. Exchange requests may be made either by telephone or by written request to INVESCO Funds Group, Inc., using the telephone number or address on the cover of this ^ prospectus. Exchanges made by telephone must be in an amount of at least $250^ if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the Fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the Fund's applicable minimum subsequent investment requirements.

     The privilege of exchanging Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing the New Account
Application^  or  a  Telephone  Transaction   Authorization  Form  or otherwise
utilizing telephone exchange privileges, the investor has agreed that the Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Funds employ procedures, which they believe are reasonable, designed to confirm that exchange instructions are genuine. These may include recording telephone instructions and providing written confirmations of exchange transactions. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if a Fund fails to follow these or other reasonable procedures, the Fund may be liable.

     In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate the exchange privilege of any shareholder who requests more than four exchanges a year. The Funds will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The exchange privilege also may be modified or terminated at any time. Except for those limited instances where redemptions of the exchanged security are suspended under Section 22(e) of the 1940 Act, or where sales of the fund into which the shareholder is exchanging are temporarily stopped, notice of all such modifications or termination of the exchange privilege will be given at least 60 days prior to the date of termination or the effective date of the modification.

     Before making an exchange, the shareholder should review the prospectuses of the funds involved and consider their differences, and should be aware that the exchange privilege may only be available in those states where exchanges may legally be made, which will require that the shares being acquired are registered for sale in the shareholder's state of residence. Shareholders interested in exercising the exchange privilege may contact INVESCO for information concerning their particular exchanges.

     Automatic Monthly Exchange. Shareholders who have accounts in one or more of the mutual funds distributed by INVESCO may arrange for a fixed dollar amount of their fund shares to be automatically exchanged for shares of any other INVESCO mutual fund listed under "Exchange Privilege" on a monthly basis. The minimum monthly exchange in this program is $50.00. This automatic exchange program can be changed by the shareholder at any time by notifying INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

     EasiVest. For shareholders who want to maintain a schedule of monthly investments, EasiVest uses various methods to draw a preauthorized amount from the shareholder's bank account to purchase Fund shares. This automatic investment program can be changed by the shareholder at any time by writing to INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

     Direct Payroll Purchase. Shareholders may elect to have their employers make automatic purchases of Fund shares for them by deducting a specified amount from their regular paychecks. This automatic investment program can be modified or terminated at any time by the shareholder, by notifying the employer. Further information regarding this service can be obtained by contacting INVESCO.


     Tax-Deferred Retirement Plans. Shares of either Fund may be purchased for self-employed individual retirement plans, IRAs, simplified employee pension plans^ and corporate retirement plans. In addition, shares can be used to fund tax-qualified plans established under Section 403(b) of the Internal Revenue Code of 1986 by educational institutions, including public school systems and private schools, and certain kinds of non-profit organizations, which provide deferred compensation arrangements for their employees.

     Prototype forms for the establishment of these various plans ^ including, where applicable, disclosure statements required by the Internal Revenue Service, are available from INVESCO. INVESCO Trust Company, a subsidiary of INVESCO, is qualified to serve as trustee or custodian under these plans and provides the required services at competitive rates. Retirement plans (other than IRAs) receive monthly statements reflecting all transactions in their Fund accounts. IRAs receive the confirmations and quarterly statements described under "Shareholder Accounts." For complete information, including prototype forms and service charges, call INVESCO at the telephone number listed on the cover of this ^ prospectus or send a written request to: Retirement Services, INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706.


HOW TO REDEEM SHARES

     Shares of either Fund may be redeemed at any time at their net asset value next determined after a request in proper form is received at the Funds' office. (See "How Shares Can Be Purchased.") Net asset value per share at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.


     If the shares to be redeemed are represented by stock certificates, a written request for redemption signed by the registered shareholder(s) and the certificates must be forwarded to INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. Redemption requests sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc. at 7800 E. Union Avenue, Denver, ^ Colorado 80237. If no certificates have been issued, a written redemption request signed by each registered owner of the account may be submitted to INVESCO at the address noted above. If shares are held in the name of a corporation, additional documentation may be necessary. Call or write for specifics. If payment for the redeemed shares is to be made to someone other than the registered owner(s), the signature(s) must be guaranteed by a financial institution which qualifies as an eligible guarantor institution. Redemption procedures with respect to accounts registered in the names of broker-dealers may differ from those applicable to other shareholders.


     Be careful to specify the account from which the redemption is to be made. Shareholders have a separate account for each Fund in which they invest.


     Payment of redemption proceeds will be mailed within seven days following receipt of the required documents. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange or an emergency as defined by the Securities and Exchange Commission exists. If the shares to be redeemed were purchased by check and that check has not yet cleared, payment will be made promptly upon clearance of the purchase check (which ^ will take up to 15 days).

     If a shareholder participates in EasiVest, the Funds' automatic monthly investment program, and redeems all of the shares in a Fund account, INVESCO will terminate any further EasiVest purchases unless otherwise instructed by the shareholder.

     Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Company reserves the right to effect the involuntary redemption of all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.


     Fund shareholders (other than shareholders holding Fund shares in accounts of IRA plans) may request expedited redemption of shares having a minimum value of $250 (or redemption of all shares if their value is less than $250)^ held in accounts maintained in their name by telephoning redemption instructions to INVESCO, using the telephone number on the cover of this ^ prospectus. For INVESCO Trust Company-sponsored federal income tax-deferred retirement plans, the term "shareholders" is defined to mean plan trustees that file a written request to be able to redeem Fund shares by telephone. Unless Fund Management permits a larger redemption request to be placed by telephone, a shareholder may NOT place a redemption request by telephone in excess of $25,000. The redemption proceeds, at the shareholder's option, either will be mailed to the address listed for the shareholder on its Fund account or wired (minimum of $1,000) or mailed to the bank which the shareholder has designated to receive the proceeds of telephone redemptions. The Funds charge no fee for effecting such telephone redemptions. These telephone redemption privileges may be modified or terminated in the future at the discretion of Fund Management. Shareholders should understand that, while the Funds will attempt to process all telephone redemption requests on an expedited basis, there may be times, particularly in periods of severe economic or market disruption, when (a) they may encounter difficulty in placing a telephone redemption request, and (b) processing telephone redemptions may require up to seven days following receipt of the redemption request, or additional time because of the unusual circumstances set forth above.

     The privilege of redeeming Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing a New Account Application^ or a Telephone Transaction Authorization Form or otherwise utilizing telephone redemption privileges, the shareholder has agreed that the Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Funds employ procedures, which they believe are reasonable, designed to confirm that telephone instructions are genuine. These may include recording telephone instructions and providing written confirmation of transactions initiated by telephone. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if a Fund fails to follow these or other reasonable procedures, the Fund may be liable.

TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     Taxes. Each Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any, in order to qualify for tax treatment as a regulated investment company. Thus, the Funds do not expect to pay any federal income or excise taxes.


     Unless shareholders are exempt from income taxes, they must include all dividends and capital gain distributions in taxable income for federal, state^ and local income tax purposes. Dividends and other distributions are taxable whether they are received in cash or automatically invested in shares of a Fund or another fund in the INVESCO group.


     Each Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund qualifies and elects to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction.

     Shareholders may be subject to backup withholding of 31% on dividends, capital gain distributions and redemption proceeds. Unless a shareholder is subject to backup withholding for other reasons, the shareholder can avoid backup withholding on a Fund account by ensuring that INVESCO has a correct, certified tax identification number.

     Dividends and Capital Gain Distributions. The Funds earn ordinary or net investment income in the form of dividends and interest on their investments. The Funds' policy is to distribute substantially all of this income, less Fund expenses, to shareholders annually, at the discretion of the Company's board of directors.

     In addition, each Fund realizes capital gains and losses when it sells securities for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in December.

     Dividends and capital gain distributions are paid to shareholders who hold shares on the record date of the distribution regardless of how long the shares have been held. The Fund's share price will then drop by the amount of the distribution on the day the distribution is made. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying full purchase price, a portion of which is then returned in the form of a taxable distribution.

     At the end of each year, information regarding the tax status of dividends and capital gain distributions is provided to shareholders. Net realized capital gains are divided into short-term and long-term gains depending on how long a Fund held the security which gave rise to the gains. The capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends.

     Shareholders also may realize capital gains or losses when they sell Fund shares at more or less than the price originally paid.


     Shareholders  are  encouraged to consult their tax advisers with respect to
these  matters.   For  further   information,   see  "Dividends,   Capital  Gain
Distributions and Taxes" in the Statement of Additional Information.


ADDITIONAL INFORMATION

     Voting Rights. All shares of the Company's funds have equal voting rights. When shareholders are entitled to vote upon a matter, each shareholder is entitled to one vote for each share owned and a corresponding fractional vote for each fractional share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all funds of the Company voting together. In other cases, such as voting upon the investment advisory contract for the individual funds, voting is on a fund-by-fund basis. To the extent permitted by law, when not all funds are affected by a matter to be voted upon, only shareholders of the fund or funds affected by the matter will be entitled to vote thereon. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, the board of directors will call special meetings of shareholders for the purpose, among other reasons, of voting upon the question of removal of a director or directors when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation. The Company will assist shareholders in communicating with other shareholders as required by the 1940 Act. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.


     Shareholder Inquiries. All inquiries regarding the Funds should be directed to the Funds at the telephone number or mailing address set forth on the cover page of this ^ prospectus.

     Transfer and Dividend Disbursing Agent. INVESCO Funds Group, Inc., 7800 E. Union Ave., Denver, Colorado 80237, acts as registrar, transfer agent^ and dividend disbursing agent for each Fund pursuant to a Transfer Agency Agreement which provides that the Fund will pay an annual fee of ^ $20.00 per shareholder account or omnibus account participant. The transfer agency fee is not charged to each shareholder's or participant's account^ but is an expense of the Fund to be paid from the Fund's assets. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide sub-transfer agency services to the Fund which reduce or eliminate the need for identical services to be provided by INVESCO. In such cases, INVESCO may pay the third party an annual sub-transfer agency or record-keeping fee ^ out of the transfer agency fee which is paid to INVESCO by the Fund.

                                    INVESCO EUROPEAN FUND
                                    INVESCO PACIFIC BASIN FUND

                                    Two no-load mutual funds seeking capital appreciation through investments in designated geographical sectors


                                    PROSPECTUS
                                    ^ March 1, 1997

To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information or responses to other questions, call toll-free:


      1-800-525-8085

To reach PAL, your 24-hour Personal Account Line, call:

      1-800-424-8085


You can find us on the World Wide Web:

      http://www.invesco.com


Or write to:

      INVESCO Funds Group, Inc., Distributor
      Post Office Box 173706
      Denver, Colorado  80217-3706


If you're in Denver, please visit one of our convenient Investor Centers:

      Cherry Creek, 155-B Fillmore Street ^;
      ^ Denver Tech Center,
      ^ 7800 East Union Avenue, Lobby Level

In addition, all documents filed by the Company with the Securities and Exchange Commission can be located on a web site maintained by the Commission at http://www.sec.gov.

PROSPECTUS
^ March 1, 1997


                      INVESCO INTERNATIONAL GROWTH FUND


     INVESCO INTERNATIONAL GROWTH FUND (the "Fund")^ seeks to achieve a high total return through capital appreciation and current income by investing substantially all of its assets in foreign securities. This Fund invests principally in equity securities. The term "foreign securities" refers to securities of issuers, wherever organized, which in the judgment of management have their principal business activities outside of the United States. In determining whether an issuer's principal activities are outside of the United States, consideration is given to such factors as the location of the issuer's assets, personnel, sales and earnings. The Fund's investments may consist in part of securities which may be deemed to be speculative. (See "Investment Objective and Policies.")

     The Fund is a series of INVESCO International Funds, Inc. (the "Company"), an open-end management investment company consisting of three separate funds, each of which represents a separate portfolio of investments. This ^ prospectus relates to shares of INVESCO International Growth Fund. A separate ^ prospectus is available upon request from INVESCO Funds Group, Inc. for the Company's other funds, INVESCO European Fund and INVESCO Pacific Basin Fund. Additional funds may be offered in the future.



     This ^ prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated ^ March 1, 1997, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this ^ prospectus. To obtain a free copy write to INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or call 1-800- 525-8085.


THESE   SECURITIES   HAVE   NOT   BEEN   APPROVED   OR   DISAPPROVED   BY  THE
SECURITIES    AND    EXCHANGE    COMMISSION    OR   ANY    STATE    SECURITIES
COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT   INSURANCE   CORPORATION,   THE   FEDERAL   RESERVE   BOARD   OR  ANY
OTHER AGENCY.
                                  ----------

                              TABLE OF CONTENTS

                                                                          Page

ANNUAL FUND EXPENSES....................................................... 32

FINANCIAL HIGHLIGHTS....................................................... 34

PERFORMANCE DATA........................................................... 36

INVESTMENT OBJECTIVE AND POLICIES.......................................... 36

RISK FACTORS............................................................... 39

THE FUND AND ITS MANAGEMENT................................................ 42

HOW SHARES CAN BE PURCHASED................................................ 44

SERVICES PROVIDED BY THE FUND.............................................. 46

HOW TO REDEEM SHARES....................................................... 48

TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS............................ 50

ADDITIONAL INFORMATION..................................................... 52

ANNUAL FUND EXPENSES

     The Fund is 100% no-load; there are no fees to purchase, exchange or redeem shares, nor any ongoing marketing ("12b-1") expenses. Lower expenses benefit Fund shareholders by increasing the Fund's total return.

Shareholder Transaction Expenses

Sales load "charge" on purchases                                    None
Sales load "charge" on reinvested dividends                         None
Redemption fees                                                     None
Exchange fees                                                       None


Annual Fund Operating Expenses^
(as a percentage of average net assets)

Management Fee                                                     1.00%
12b-1 Fees                                                          None
Other Expenses                                                   ^ 0.80%
  Transfer Agency Fee(1)                         ^ 0.43%
  General Services, Administrative
    Services, Registration, ^ Postage(2)           0.37%
Total Fund Operating ^ Expenses(3)                                 1.80%


      (1)   Consists   of   the   transfer    agency   fee   described   under
"Additional Information - Transfer and Dividend Disbursing Agent."


      (2)^ Includes, but is not limited to, fees and expenses of directors, custodian bank, legal counsel and independent accountants, securities pricing services, costs of administrative services furnished under an Administrative Services Agreement, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders.

      (3) It should be noted that the Fund's actual total operating expenses were lower than the figures shown because the Fund's custodian fees and transfer agency fees were reduced under an expense offset arrangement. However, as a result of an SEC requirement for mutual funds to state their total operating expenses without crediting any such expense offset arrangement, the figures shown above DO NOT reflect these reductions. In comparing expenses for different years, please note that the Ratios of Expenses to Average Net Assets shown under "Financial Highlights" DO reflect any reductions for periods prior to the fiscal year ended October 31, 1996. See "The Fund and Its Management."


Example

     A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                  1 Year      3 Years     5 Years     10 Years
                  ------      -------     -------     --------
                  ^ $18       $57         ^ $98       $213


     The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor in this Fund will bear directly or indirectly. Such expenses are paid from this Fund's assets. (See "The Fund and Its Management.") This Fund charges no sales load, redemption fee or exchange fee and bears no distribution expenses. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)


     The following information for each of the ^ three years ended October 31, ^ 1996, the period January 1, 1993 to October 31, 1993, and each of the four years in the period ended December 31, 1992 has been audited by Price Waterhouse LLP, independent accountants. Prior years' information was audited by another independent accounting firm. This information should be read in conjunction with the audited financial statements and the Report of Independent Accountants thereon appearing in the Fund's ^ 1996 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting INVESCO Funds Group, Inc. at the address or telephone number on the cover of this ^ prospectus. All per share data has been adjusted to reflect an 80 to 1 stock split which was effected on January 2, 1991.



                                                            Period                                                Period
                                                     Year    Ended                                                 Ended
                                                    Ended  October                                              December
                                                October 31      31              Year Ended December 31                31
                                -------------------------- -------  -------------------------------------------   ------
                                   1996     1995    1994<    1993^     1992     1991     1990     1989     1988    1987>
International Growth Fund

PER SHARE DATA
Net Asset Value -
  Beginning of Period            $15.78   $17.29   $15.75   $12.57   $14.51   $13.69   $16.16   $14.49   $12.51   $12.50
                                -------------------------- -------  -------------------------------------------   ------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income              0.07     0.08     0.04     0.08     0.12     0.17     0.26     0.18     0.08     0.15
Net Gains (or Losses) on
  Securities (Both Realized
  and Unrealized)                  1.77   (0.61)     1.57     3.16   (1.94)     0.82   (2.65)     2.16     1.98     0.00
                                -------------------------- -------  -------------------------------------------   ------
Total from Investment
  Operations                       1.84   (0.53)     1.61     3.24   (1.82)     0.99   (2.39)     2.34     2.06     0.15
                                -------------------------- -------  -------------------------------------------   ------
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income                0.15     0.09     0.07     0.06     0.11     0.17     0.02     0.17     0.08     0.14
In Excess of Net
  Investment Income                0.00     0.03     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
Distributions from
  Capital Gains                    0.56     0.86     0.00     0.00     0.01     0.00     0.06     0.50     0.00     0.00
                                -------------------------- -------  -------------------------------------------   ------
Total Distributions                0.71     0.98     0.07     0.06     0.12     0.17     0.08     0.67     0.08     0.14
                                -------------------------- -------  -------------------------------------------   ------




Net Asset Value -
  End of Period                  $16.91   $15.78   $17.29   $15.75   $12.57   $14.51   $13.69   $16.16   $14.49   $12.51
                                 ========================= =======  ===========================================   ======

TOTAL RETURN                     12.01%  (2.84%)   10.21%  29.08%* (12.52%)    7.19% (14.62%)   16.07%   16.61%   1.20%*

RATIOS
Net Assets - End of Period
  ($000 Omitted)                $94,586  $75,391 $161,884 $108,677  $35,192  $42,039  $39,237  $41,456  $12,099     $102
Ratio of Expenses to
  Average Net Assets#            1.80%@   1.81%@    1.50%   1.43%~    1.36%    1.48%    1.48%    1.24%    1.26%   0.99%~
Ratio of Net Investment Income
  to Average Net Assets#          0.43%    0.41%    0.46%   0.94%~    0.83%    1.17%    1.85%    1.18%    1.14%   4.32%~
Portfolio Turnover Rate             64%      62%      87%     46%*      50%      71%      78%      35%      73%      0%*
Average Commission Rate Paid^^  $0.0329        -        -        -        -        -        -        -        -        -



< The per share information was computed based on weighted average shares.

^ From January 1, 1993 to October 31, 1993, the Fund's current fiscal year-end.

> From September 22, 1987, commencement of operations, to December 31, 1987.

* Based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 1990, 1989, 1988 and the period ended December 31, 1987. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.49%, 1.71%, 2.00% and 2.00%, respectively, and ratio of net investment income to average net assets would have been 1.84%, 0.71%, 0.40% and 3.31%, respectively.

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

~ Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

PERFORMANCE DATA


      From time to time, the Fund ^ advertises its total return performance. These figures are based upon historical investment results and are not intended to indicate future performance. ^ Total return is computed by calculating the percentage change in value of an investment ^, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. ^ Cumulative total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     ^ Thus, a given report of total return performance should not be considered as representative of future performance. The Fund charges no sales load, redemption fee^ or exchange fee which would affect the total return computation.

     In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparative data between the Fund's performance for a given period and recognized bond indices and indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and the Deutcher
Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings^ and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Personal Finance, Morningstar^ and similar sources which utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services, may be used in advertising. The Lipper Analytical Services, Inc. mutual fund ranking and comparisons, which may be used by the Fund in performance reports, will be drawn from the "International Funds" Lipper mutual fund groupings, in addition to the broad-based Lipper general fund groupings.


INVESTMENT OBJECTIVE AND POLICIES


     The Company consists of three separate portfolios of investments, each represented by a different class of the Company's common stock. This ^ prospectus relates to INVESCO International Growth Fund; a separate ^ prospectus for INVESCO European Fund and INVESCO Pacific Basin Fund is available.

     The investment objective of the INVESCO International Growth Fund is to seek a high total return on investment through capital appreciation and current income. Funds having an investment objective of seeking a high total return may be limited in their ability to obtain their objective by the limitations on the types of securities in which they may invest. Therefore, no assurance can be given that the Fund will be able to achieve its investment objective.

     The Fund intends to accomplish its objective by investing substantially all of its assets in foreign securities. The term "foreign securities" refers to securities of issuers, wherever organized, which in the judgment of the Fund's investment adviser or sub-adviser (collectively, "Fund Management") have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales and earnings, and specifically whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States. During normal market conditions, at least 65% of the Fund's total assets will be invested in foreign securities representing at least three different countries outside of the United States.


     The Fund invests principally in equity securities (common stocks and securities convertible into common stocks, including convertible debt obligations and convertible preferred stock), although it also may purchase debt securities. Such debt securities either will be investment grade (rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P")) or, if unrated, will have been determined by Fund Management to be of investment grade quality. The Fund is not required to dispose of debt securities whose ratings are downgraded below investment grade. The Fund has not established any minimum investment standards, such as an issuer's asset level, earnings history, type of industry, dividend payment history, etc., with respect to the Fund's equity investments in foreign securities and, therefore, investors in this Fund should consider that investments may consist in part of securities which may be deemed to be speculative. When market, business or economic conditions indicate, in the judgment of Fund Management, that a different investment stance should be assumed, up to 100% of the assets of the Fund may be invested temporarily in domestic securities^ consisting of obligations issued or guaranteed by the United States or any instrumentality thereof, domestic bank certificates of deposit, commercial paper rated A-2 or higher by S&P^ or P-2 or higher by Moody's, and repurchase agreements with banks and securities dealers. While the Fund is in such a defensive position, the opportunity to achieve a high total return will be limited and, to the extent that this assessment of market conditions is incorrect, the Fund will be foregoing the opportunity to benefit from capital appreciation resulting from increases in the value of equity investments.

      It is presently anticipated that the Fund may invest in companies based in (or governments of or within) various areas of the world, including the Far East (Japan, Hong Kong, Korea, Singapore and Malaysia), Western Europe (United Kingdom, Germany, France, Italy and Switzerland), Australia and Canada. The economies of these countries may vary widely in their condition^ and may be subject to sudden changes that could have a positive or negative impact on the Fund. Of course, the Fund may invest in such other areas and countries as Fund Management may determine from time to time. The securities in which the Fund invests typically will be traded on the principal stock exchanges in such countries^ but also may be traded on regional stock exchanges or on the over-the-counter market in such countries.

      The Fund also may invest in companies located in developing countries. In general, Fund Management considers any country that is not included in the Morgan Stanley Capital International ("MSCI") World Index to be a developing country. As of the date of this ^ prospectus, the MSCI World Index consists of the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Malaysia, Singapore^ and the nations of Western Europe (other than Greece, Portugal and Turkey). (In addition, the MSCI World Index includes certain South African gold mining companies, although Fund Management considers South Africa to be a developing country.) Thus, with the exceptions noted above, developing countries generally include the countries located in Central and South America, Middle and Eastern Europe, Asia and Africa. Investors should recognize that, compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Prices in these markets tend to be volatile. In addition, investments in developing countries are subject to the same risks as those involved in foreign investments generally. See "Risk Factors." The Fund will limit its investments in developing countries to no more than 20% of its total assets.


      When the Fund invests in foreign securities, such securities are usually denominated in foreign currency and the Fund may temporarily hold funds in foreign currencies. Thus, the Fund's share value is affected by changes in currency exchange rates. Because the Fund's assets will be invested in foreign securities and because substantially all revenues will be received in foreign currencies, the dollar equivalent of the Fund's net assets and distributions would be adversely affected by a reduction in the value of the foreign currency relative to the United States dollar. The Fund will pay dividends in dollars and in such event will incur currency conversion costs. As one way of managing exchange rate risk, the Fund may enter into forward foreign currency exchange contracts (i.e., purchasing or selling foreign currencies at a future date).

     The investment objective of the Fund and its investment policies, except where indicated to the contrary, are deemed to be fundamental policies and thus may not be changed without prior approval by the holders of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940 (the "1940 Act"). In addition, the Fund is subject to certain investment restrictions which are set forth in the Statement of Additional Information and which may not be altered without approval of shareholders. One of those restrictions limits the Fund's borrowing of money to borrowings from banks for temporary or emergency purposes (but not for investment) in an amount not to exceed 5% of total assets of the Fund.

     For  additional   information  concerning  the  investment  objectives  and
operation of the INVESCO International Growth Fund, see "Investment Objectives and Policies" in the Statement of Additional Information.

RISK FACTORS

     Investors should consider the special factors associated with the policies discussed below in determining the appropriateness of an investment in the Fund. The Fund's policies regarding investments in foreign securities and foreign currencies are not fundamental and may be changed by vote of the Company's board of directors.


     Foreign Securities. The Fund may invest in foreign securities and may do so without limitation on the percentage of assets which may be so invested. Investments in securities of foreign companies and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets. For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves^ but also by currency fluctuations. That is, when the U.S. dollar generally rises against foreign currencies, returns on foreign securities for a U.S. investor may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.


     Other aspects of international investing to consider include:

      -less   publicly   available  information  than  is  generally
available about U.S. issuers;

      -differences in accounting, auditing and financial reporting standards;

      -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

      -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility;

      -less  government regulation  of  stock  exchanges,   brokers  and
listed companies abroad than in the United States; and

      -investments in certain countries may be subject to foreign withholding
taxes,   which  may  reduce  dividend  income or  capital gains payable to shareholders.

     There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility of the Fund experiencing difficulties in pursuing legal remedies and collecting judgments.


     Repurchase Agreements. The Fund may enter into repurchase agreements with respect to debt instruments eligible for investment by the Fund with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers, which are deemed creditworthy. A repurchase agreement, which may be considered a "loan" under the 1940 Act, is a means of investing monies for a short period. In a repurchase agreement, the Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance^ or a certificate of deposit), subject to resale to the seller at an agreed-upon price and date (normally, the next business day). In the event that the original seller defaults on its obligation to repurchase the security, the Fund could incur costs or delays in seeking to sell such security. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Company's board of directors. Although the Fund has not adopted any limit on the amount of its total assets that may be invested in repurchase agreements, the Fund intends that at no time will the market value of its securities subject to repurchase agreements exceed 20% of the total assets of the Fund.

     Restricted Securities. The Fund may invest from time to time in securities subject to legal or contractual restrictions on resale ("restricted securities")^ or securities without readily available market quotations or illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the
Fund). However, on the date of purchase, no such investment may increase the Fund's holdings of restricted securities to more than 2% of the Fund's total assets or its holdings of illiquid securities or those without readily available market quotations to more than 5% of the value of the Fund's total assets. The restricted securities that may be purchased subject to the foregoing 2% limitation include securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933. The Fund is not required to receive registration rights in connection with the purchase of restricted securities and, in the absence of such rights, marketability and value can be adversely affected because the Fund may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur delays associated with effecting registration.

      Forward Foreign Currency Contracts. The Fund may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Fund holds foreign securities. A forward contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed-upon rate. Although the Fund has not adopted any limitations on its ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, it does not attempt to hedge all of its foreign investment positions^ and will enter into forward contracts only to the extent, if any, deemed appropriate by Fund Management. The Fund will not enter into a forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. No predictions can be made with respect to whether the total of such transactions will result in a better or a worse position than had the Fund not entered into any forward contracts. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities, discussed above. For additional information regarding forward contracts, see the Company's Statement of Additional Information.

     Securities Lending. The Fund also may lend its securities to qualified brokers, dealers, banks^ or other financial institutions. This practice permits the Fund to earn income^ which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Fund monitors the creditworthiness of borrowers in order to minimize such risks. The Fund will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 10% of the Fund's total assets (taken at market value).

      Portfolio Turnover. There are no fixed limitations regarding portfolio turnover for the Fund. Although the Fund does not trade for short-term profits, securities may be sold without regard to the time they have been held in the Fund when, in the opinion of Fund Management, investment considerations warrant such action. As a result, under certain market conditions, the portfolio turnover rate for the Fund may exceed 100%. Increased portfolio turnover would cause the Fund to incur greater brokerage costs than would otherwise be the case^ and may result in the acceleration of capital gains that are taxable when distributed to shareholders. The Fund's portfolio turnover rate is set forth under "Financial Highlights" and, along with the Company's brokerage allocation policies, is discussed in the Statement of Additional Information.

THE FUND AND ITS MANAGEMENT


     The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified management investment company. It was incorporated on April 2, 1993, under the laws of Maryland. On July 1, 1993, the Company assumed all of the assets and liabilities of the Fund's predecessor portfolio, the Financial International Growth Fund of Financial Series Trust, a Massachusetts business trust organized on July 15, 1987. All financial and other information about the Fund for periods prior to July 1, 1993, relates to such former fund. On July 1, 1993, the Company also assumed, through its INVESCO European and Pacific Basin Funds, all of the assets and liabilities of those funds' predecessors, the European and Pacific Basin Portfolios of Financial Strategic Portfolios, Inc., which was incorporated under the laws of Maryland on August 10, 1983. The overall supervision of the Fund is the responsibility of the Company's board of directors.

     Pursuant to an agreement with the Company, INVESCO Funds Group, Inc. ("INVESCO"), 7800 E. Union Avenue, Denver, Colorado, serves as the Company's investment adviser. Under this agreement, INVESCO is primarily responsible for providing the Fund with portfolio management and various administrative services^ and supervising the Fund's daily business affairs. These services are subject to review by the Fund's board of directors.

     INVESCO is an indirect, wholly-owned subsidiary of AMVESCO PLC. AMVESCO PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on February 28, 1997, as part of a merger between INVESCO PLC and A I M Management Group, Inc., thus creating one of the largest independent investment management businesses in the world. INVESCO and INVESCO Asset Management Limited ("IAML") will continue to operate under their existing names. AMVESCO PLC has approximately $150 billion in assets under management. INVESCO was established in 1932 and, as of October 31, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, with combined assets of approximately $13.4 billion on behalf of over 829,000 shareholders.

     Pursuant to an agreement with INVESCO, ^ IAML serves as the sub-adviser to the Fund. In that capacity, IAML has the primary responsibility, under the supervision of INVESCO, for providing portfolio management services to the Fund. IAML also is an indirect, wholly-owned subsidiary of ^ AMVESCO PLC. IAML also acts as sub-adviser to the INVESCO European Fund, the INVESCO Pacific Basin Fund, the INVESCO European Small Company Fund^ and the INVESCO Latin American Growth Fund. Although the Fund is not a party to the sub-advisory agreement, that agreement has been approved by the shareholders of the Fund.

^


     The Fund is managed by a team of portfolio managers. A senior investment policy group determines the country-by-country allocation of the Fund's assets, overall stock selection methodology and the ongoing implementation and risk control policies applicable to the Fund's portfolio. Individual country specialists are responsible for managing security selection for their assigned country's share of the allocation within the parameters established by the investment policy group.

     The Fund pays INVESCO a monthly advisory fee which is based upon a percentage of the average net assets of the Fund, determined daily. The maximum advisory fee payable under the agreement is computed at an annual rate of 1.00% on the first $500 million of the Fund's average net assets; 0.75% on the next $500 million of the Fund's average net assets; and 0.65% on the average net assets of the Fund in excess of $1 billion. For the fiscal period ended October 31, ^ 1996, the advisory fees paid to INVESCO, amounted to an annual rate of 1.00% of the average net assets of the Fund. While the portions of INVESCO's fees which are equal to or higher than 0.75% of the Fund's net assets are higher than those generally charged by investment advisers to mutual funds, they are not higher than those charged by most other investment advisers to funds of comparable asset levels to the Fund whose assets are invested primarily in equity securities of companies located outside the United States.


     Out of the advisory fees which it receives from the Fund, INVESCO pays IAML, as sub-adviser to the Fund, a monthly fee, which is computed at the annual rates of 0.25% on the first $500 million of the Fund's average net assets, 0.1875% on the next $500 million of the Fund's average net assets and 0.1625% on the Fund's average net assets in excess of $1 billion. No fee is paid by the Fund to IAML.


     The Company also has entered into an Administrative Services Agreement dated ^ February 28, 1997 (the "Administrative Agreement"), with INVESCO. Pursuant to the Administrative Agreement, INVESCO performs certain administrative, recordkeeping ^ and internal accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, providing selected general ledger reports, and providing sub-accounting and recordkeeping services for shareholder accounts in the Fund maintained by certain retirement and employee benefit plans for the benefit of participants of such plans. For such services, the Fund pays INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at an annual rate of 0.015% per annum of the average net assets of the Fund. INVESCO also is paid a fee by the Company for providing transfer agent services. See "Additional Information."

      The Fund's expenses, which are accrued daily, are deducted from its total income before dividends are paid. Total expenses of the Fund (prior to any expense offset), including investment advisory fees (but excluding brokerage commissions, which are a cost of acquiring securities), as a percentage of its average net assets for the fiscal period ended October 31, ^ 1996, were ^ 1.80%.


      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon its evaluation of broker-dealer financial responsibility coupled with broker-dealer ability to effect transactions at the best available prices. The Fund may place orders for portfolio transactions with qualified broker-dealers which recommend the Fund to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms.

      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to compliance policies governing personal investing. These policies require Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

HOW SHARES CAN BE PURCHASED

     The Fund's shares are sold on a continuous basis by INVESCO, as the Fund's Distributor, at the net asset value per share next calculated after receipt of a purchase order in good form. No sales charge is imposed upon the sale of shares of the Fund. To purchase shares of the Fund, send a check made payable to INVESCO Funds Group, Inc., together with a completed application form, to:

                        INVESCO FUNDS GROUP, INC.
                        Post Office Box 173706
                        Denver, Colorado  80217-3706

     Purchase orders must specify the Fund in which the investment is to be made.


     The minimum initial purchase must be at least $1,000, with subsequent investments of not less than $50, except that: (1) those shareholders establishing an EasiVest account, as described below in the ^ prospectus section entitled "Services Provided by the Fund," may open an account without making any initial investment if they agree to make minimum monthly purchases of $50; (2) those shareholders investing in an Individual Retirement Account ("IRA"), or through omnibus accounts where individual shareholder recordkeeping and sub-accounting are not required, may make initial minimum purchases of $250; (3) Fund Management may permit a lesser amount to be invested in the Fund under a federal income tax-sheltered retirement plan (other than an IRA)^ or under a group investment plan qualifying as a sophisticated investor; and (4) Fund Management reserves the right to reduce or waive the minimum purchase requirements in its sole discretion where it determines such action is in the best interests of the Fund. The minimum initial purchase requirement of $1,000, as described above, DOES NOT apply to shareholder account(s) in any of the INVESCO funds opened prior to January 1, 1993, and^ thus^ is not a minimum balance requirement for those existing accounts. However, for shareholders already having accounts in any of the INVESCO funds, all initial share purchases in a new fund account, including those made using the exchange privilege, must meet the fund's applicable minimum investment requirement.

     The purchase of Fund shares can be expedited by placing bank wire, overnight courier^ or telephone orders. Overnight courier orders must meet the above minimum investment requirements. In no case can a bank wire order or a telephone order be in an amount less than $1,000. For further information, the purchaser may call the Company's office by using the telephone number on the cover of this ^ prospectus. OrderS sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237.


     Orders to purchase shares of the Fund can be placed by telephone. Shares will be issued at the net asset value next determined after receipt of telephone instructions. Generally, payments for telephone orders must be received by the Fund within three business days or the transaction may be cancelled. In the event of such cancellation, the purchaser will be held responsible for any loss resulting from a decline in the value of the shares. In order to avoid such losses, purchasers should send payments for telephone purchases by overnight courier or bank wire. INVESCO has agreed to indemnify the Fund for any losses resulting from the cancellation of telephone purchases.

     If your check does not clear, or if a telephone purchase must be cancelled due to nonpayment, you will be responsible for any related loss the Company or INVESCO incurs. If you are already a shareholder in the INVESCO funds, the Company, on behalf of the Fund, has the option to redeem shares from any identically registered account in the Company or any other INVESCO fund as reimbursement for any loss incurred. You also may be prohibited or restricted from making future purchases in any of the INVESCO funds.

     Persons who invest in this Fund through a securities broker may be charged a commission or transaction fee by the broker for the handling of the transaction, if the broker so elects. Any investor may deal directly with the Company in any transaction. In that event, there is no such charge. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund.

     The Company reserves the right in its sole discretion to reject any order for purchase of its shares (including purchases by exchange) when, in the judgment of Fund Management, such rejection is in the best interest of the Company.


     Net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (usually 4:00 p.m., New York time) and also may be computed on other days under certain circumstances. Net asset value per share for the Fund is calculated by dividing the market value of all of ^ the Fund's securities plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value as determined in good faith by the board of directors. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Company's board of directors believes that such value represents fair value.

SERVICES PROVIDED BY THE FUND

     Shareholder Accounts. INVESCO maintains a share account that reflects the current holdings of each shareholder. Share certificates will be issued only upon specific request. ^ Because certificates must be carefully safeguarded^ and must be surrendered in order to exchange or redeem Fund shares, most shareholders do not request share certificates in order to facilitate such transactions. Each shareholder is sent a detailed confirmation for each transaction in shares of the Fund. Shareholders whose only transactions are through the EasiVest, direct payroll purchase, automatic monthly exchange or periodic withdrawal programs, or are reinvestments of dividends or capital gains in the same or another fund, will receive confirmations of those transactions on their quarterly statements. These programs are discussed below. For information regarding a shareholder's account and transactions, the shareholder may call the Fund's office by using the telephone number on the cover of this ^ prospectus.

      Reinvestment of Distributions. Dividends and other ^ distributions are automatically reinvested in additional shares of the Fund at the net asset value per share in effect on the ex- dividend date. A shareholder may, however, elect to reinvest dividends and other distributions in certain of the other no-load mutual funds advised and distributed by INVESCO, or to receive payment of all dividends and other distributions in excess of ten dollars by check by giving written notice to INVESCO at least two weeks prior to the record date on which the change is to take effect. Further information concerning these options can be obtained by contacting INVESCO.


     Periodic Withdrawal Plan. A Periodic Withdrawal Plan is available to shareholders who own or purchase shares of any mutual funds advised by INVESCO having a total value of $10,000 or more; provided, however, that at the time the Plan is established, the shareholder owns shares having a value of at least $5,000 in the fund from which the withdrawals will be made. Under the Periodic Withdrawal Plan, INVESCO, as agent, will make specified monthly or quarterly payments of any amount selected (minimum payment of $100) to the party designated by the shareholder. Notice of all changes concerning the Periodic Withdrawal Plan must be received by INVESCO at least two weeks prior to the next scheduled check. Further information regarding the Periodic Withdrawal Plan and its requirements and tax consequences can be obtained by contacting INVESCO.


     Exchange Privilege. Shares of this Fund may be exchanged for shares of any other fund of the Company, as well as for shares of any of the following other no-load mutual funds, which are also advised and distributed by INVESCO, on the basis of their respective net asset values at the time of the exchange: INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc.^ and INVESCO Value Trust.

     An exchange involves the redemption of shares in the Fund and investment of the redemption proceeds in shares of another fund of the Company or in one of the funds listed above. Exchanges will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Any gain or loss realized on an exchange is recognizable for federal income tax purposes by the shareholder. Exchange requests may be made either by telephone or by written request to INVESCO using the telephone number or address on the cover of this ^ prospectus. Exchanges made by telephone must be in the amount of at least $250^ if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a NEW account must meet the Fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the Fund's applicable minimum subsequent investment requirements.

     The privilege of exchanging Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing the New Account Application^ or a Telephone Transaction Authorization Form or otherwise utilizing telephone exchange privileges, the investor has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that exchange instructions are genuine. These may include recording telephone instructions and providing written confirmations of exchange transactions. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.

     In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate the exchange privilege of any shareholder who requests more than four exchanges a year. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The exchange privilege also may be modified or terminated at any time. Except for those limited instances where redemptions of the exchanged security are suspended under Section 22(e) of the 1940 Act, or where sales of the fund into which the shareholder is exchanging are temporarily stopped, notice of all such modifications or ^ terminations of the exchange privilege will be given at least 60 days prior to the date of termination or the effective date of the modification.


     Before making an exchange, the shareholder should review the prospectuses of the funds involved and consider their differences, and should be aware that the exchange privilege may only be available in those states where exchanges may legally be made, which will require that the shares being acquired are registered for sale in the shareholder's state of residence. Shareholders interested in exercising the exchange privilege may contact INVESCO for information concerning their particular exchanges.

     Automatic Monthly Exchange. Shareholders who have accounts in any one or more of the mutual funds distributed by INVESCO may arrange for a fixed dollar amount of their fund shares to be automatically exchanged for shares of any other INVESCO mutual fund listed under "Exchange Privilege" on a monthly basis. The minimum monthly exchange in this program is $50.00. This automatic exchange program can be changed by the shareholder at any time by notifying INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

     EasiVest. For shareholders who want to maintain a schedule of monthly investments, EasiVest uses various methods to draw a preauthorized amount from the shareholder's bank account to purchase Fund shares. This automatic investment program can be changed by the shareholder at any time by writing to INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

     Direct Payroll Purchase. Shareholders may elect to have their employers make automatic purchases of Fund shares for them by deducting a specified amount from their regular paychecks. This automatic investment program can be modified or terminated at any time by the shareholder, by notifying the employer. Further information regarding this service can be obtained by contacting INVESCO.


     Tax-Deferred Retirement Plans. Shares of this Fund may be purchased for self-employed individual retirement plans, IRAs, simplified employee pension plans^ and corporate retirement plans. In addition, shares can be used to fund tax-qualified plans established under Section 403(b) of the Internal Revenue Code by educational institutions, including public school systems and private schools, and certain kinds of non-profit organizations, which provide deferred compensation arrangements for their employees.

     Prototype forms for the establishment of these various plans ^ including, where applicable, disclosure statements required by the Internal Revenue Service, are available from INVESCO. INVESCO Trust Company, a subsidiary of INVESCO, is qualified to serve as trustee or custodian under these plans and provides the required services at competitive rates. Retirement plans (other than IRAs) receive monthly statements reflecting all transactions in their Fund accounts. IRAs receive the confirmations and quarterly statements described under "Shareholder Accounts." For complete information, including prototype forms and service charges, call INVESCO at the telephone number listed on the cover of this ^ prospectus or send a written request to: Retirement Services, INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706.


HOW TO REDEEM SHARES

     Shares of this Fund may be redeemed at any time at their net asset value next determined after a request in proper form is received at the Fund's office. (See "How Shares Can Be Purchased.") Net asset value per share of the Fund at the time of the redemption may be more or less than the price originally paid to purchase shares, depending primarily upon the Fund's investment performance.

     If the shares to be redeemed are represented by stock certificates, a written request for redemption signed by the registered shareholder(s) and the certificates must be forwarded to INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. Redemption requests sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc., at 7800 E. Union Avenue, Denver, ^ Colorado 80237. If no certificates have been issued, a written redemption request signed by each registered owner of the account may be submitted to INVESCO at the address noted above. If shares are held in the name of a corporation, additional documentation may be necessary. Call or write for specifics. If payment for the redeemed shares is to be made to someone other than the registered owner(s), the signature(s) must be guaranteed by a financial institution which qualifies as an eligible guarantor institution. Redemption procedures with respect to accounts registered in the names of broker-dealers may differ from those applicable to other shareholders.


     Be careful to specify the account from which the redemption is to be made. Shareholders have a separate account for each Fund in which they invest.


     Payment of redemption proceeds will be mailed within seven days following receipt of the required documents. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange or an emergency as defined by the Securities and Exchange Commission exists. If the shares to be redeemed were purchased by check and that check has not yet cleared, payment will be made promptly upon clearance of the purchase check (which ^ will take up to 15 days).


     If a shareholder participates in EasiVest, the Fund's automatic monthly investment program, and redeems all of the shares in a Fund account, INVESCO will terminate any further EasiVest purchases unless otherwise instructed by the shareholder.

     Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Company reserves the right to effect the involuntary redemption of all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.


      Fund shareholders (other than shareholders holding Fund shares in accounts of IRA plans) may request expedited redemption of shares having a minimum value of $250 (or redemption of all shares if their value is less than $250)^ held in accounts maintained in their name by telephoning redemption instructions to INVESCO, using the telephone number on the cover of this ^ prospectus. For INVESCO Trust Company-sponsored federal income tax-deferred retirement plans, the term "shareholders" is defined to mean plan trustees that file a written request to be able to redeem Fund shares by telephone. Unless Fund Management permits a larger redemption request to be placed by telephone, a shareholder may not place a redemption request by telephone in excess of $25,000. The redemption proceeds, at the shareholder's option, either will be mailed to the address listed for the shareholder on its Fund account, or wired (minimum $1,000) or mailed to the bank which the shareholder has designated to receive the proceeds of telephone redemptions. The Fund charges no fee for effecting such telephone redemptions. These telephone redemption privileges may be modified or terminated in the future at the discretion of Fund Management. Shareholders should understand that, while the Fund will attempt to process all telephone redemption requests on an expedited basis, there may be times, particularly in periods of severe economic or market disruption, when (a) they may encounter difficulty in placing a telephone redemption request, and (b) processing telephone redemptions will require up to seven days following receipt of the redemption request, or additional time because of the unusual circumstances set forth above.

     The privilege of redeeming Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing a new account Application^ or a Telephone Transaction Authorization Form or otherwise utilizing telephone redemption privileges, the shareholder has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that telephone instructions are genuine. These may include recording telephone instructions and providing written confirmation of transactions initiated by telephone. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.


TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any, in order to qualify for tax treatment as a regulated investment company. Thus, the Fund does not expect to pay any federal income or excise taxes.


     Unless shareholders are exempt from income taxes, they must include all dividends and capital gain distributions in taxable income for federal, state^ and local income tax purposes. Dividends and other distributions are taxable whether they are received in cash or automatically invested in shares of the Fund or another fund in the INVESCO group.


     The Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund qualifies and elects to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction.

     Shareholders may be subject to backup withholding of 31% on dividends, capital gain distributions and redemption proceeds. Unless a shareholder is subject to backup withholding for other reasons, the shareholder can avoid backup withholding on a Fund account by ensuring that INVESCO has a correct, certified tax identification number.

     Dividends and Capital Gain Distributions. The Fund earns ordinary or net investment income in the form of dividends and interest on its investments. The Fund's policy is to distribute substantially all of this income, less Fund expenses, to shareholders annually, at the discretion of the Company's board of directors.

      In addition, the Fund realizes capital gains and losses when it sells securities for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in December.

     Dividends and capital gain distributions are paid to shareholders who hold shares on the record date of the distribution regardless of how long the shares have been held. The Fund's share price will then drop by the amount of the distribution on the day the distribution is made. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying full purchase price, a portion of which is then returned in the form of a taxable distribution.

     At the end of each year, information regarding the tax status of dividends and capital gain distributions is provided to shareholders. Net realized capital gains are divided into short-term and long-term gains depending on how long the Fund held the security which gave rise to the gains. The capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends.

     Shareholders also may realize capital gains or losses when they sell Fund shares at more or less than the price originally paid.


     Shareholders  are  encouraged to consult their tax advisers with respect to
these  matters.   For  further   information,   see  "Dividends,   Capital  Gain
Distributions and Taxes" in the Statement of Additional Information.

ADDITIONAL INFORMATION

     Voting Rights. All shares of the Company's funds have equal voting rights. When shareholders are entitled to vote upon a matter, each shareholder is entitled to one vote for each share owned and a corresponding fractional vote for each fractional share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all funds of the Company voting together. In other cases, such as voting upon the investment advisory contract for an individual fund, voting is on a fund-by-fund basis. To the extent permitted by law, when not all funds are affected by a matter to be voted upon, only the shareholders of the fund or funds affected by the matter will be entitled to vote. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, the board of directors will call special meetings of shareholders for the purpose, among other reasons, of voting upon the question of removal of a director or directors when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation. The Company will assist shareholders in communicating with other shareholders as required by the 1940 Act. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.


     Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone number or mailing address set forth on the cover page of this ^ prospectus.

     Transfer and Dividend Disbursing Agent. INVESCO Funds Group, Inc., 7800 E. Union Ave., Denver, Colorado 80237, acts as registrar, transfer agent^ and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement which provides that the Fund will pay an annual fee of ^ $20.00 per shareholder account or omnibus account participant. The transfer agency fee is not charged to each shareholder's or participant's account^ but is an expense of the Fund to be paid from the Fund's assets. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide sub-transfer agency services to the Fund which reduce or eliminate the need for identical services to be provided by INVESCO. In such cases, INVESCO may pay the third party an annual sub-transfer agency or record-keeping fee ^ out of the transfer agency fee which is paid to INVESCO by the Fund.

                                    INVESCO INTERNATIONAL GROWTH FUND

                                    A no-load mutual fund seeking
                                    capital appreciation through
                                    investment in designated
                                    geographical sectors.


                                    PROSPECTUS
                                    ^ March 1, 1997

To receive general information and prospectuses on any of INVESCO's funds^ or retirement plans, or to obtain current account or price information or responses to other questions, call toll-free:


      1-800-525-8085

To reach PAL, your 24-hour Personal Account Line, call:

      1-800-424-8085


You can find us on the World Wide Web:

      http://www.invesco.com


Or write to:

      INVESCO Funds Group, Inc., Distributor
      Post Office Box 173706
      Denver, Colorado  80217-3706


If you're in Denver, please visit one of our convenient Investor Centers:

      Cherry Creek, 155-B Fillmore Street ^;
      ^ Denver Tech Center,
      ^ 7800 East Union Avenue, Lobby Level

In addition, all documents filed by the Company with the Securities and Exchange Commission can be located on a web site maintained by the Commission at http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION
^ March 1, 1997


                      INVESCO INTERNATIONAL FUNDS, INC.

          A no-load mutual fund seeking capital appreciation through investment in designated geographical sectors.

Address:                                  Mailing Address:
7800 E. Union Avenue                      Post Office Box 173706
Denver, Colorado  80237                   Denver, Colorado  80217-3706

                                  Telephone:
                     In continental U.S., 1-800-525-8085
-------------------------------------------------------------------------------

     INVESCO INTERNATIONAL FUNDS, INC. (the "Company") is an open-end management investment company organized in series form consisting of three funds: the INVESCO European Fund, the INVESCO Pacific Basin Fund and the INVESCO International Growth Fund (the "Funds"). The INVESCO European Fund and INVESCO Pacific Basin Fund seek to provide investors with capital appreciation. The
INVESCO International Growth Fund seeks to achieve a high total return on investment through capital appreciation and current income. Each of the Funds invests primarily in equity securities. Investors may purchase shares of any or all Funds. The following are available:

     The INVESCO EUROPEAN FUND seeks to achieve its investment objective by investing primarily in equity securities of companies domiciled in specific European countries.

     The INVESCO PACIFIC BASIN FUND seeks to achieve its investment objective by investing primarily in equity securities of companies domiciled in specific Far Eastern or Western Pacific countries

     The INVESCO INTERNATIONAL GROWTH FUND seeks to achieve its investment objective by investing substantially all of its assets in foreign securities. This Fund invests principally in equity securities. The term "foreign securities" refers to securities of issuers, wherever organized, which in the judgment of management have their principal business activities outside of the United States. In determining whether an issuer's principal activities are outside of the United States, consideration is given to such factors as the location of the issuer's assets, personnel, sales and earnings.

      Additional funds may be offered in the future.

     Separate ^ prospectuses for the Funds dated ^ March 1, 1997, which provide the basic information you should know before investing in the Funds, may be obtained without charge from INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217- 3706. This Statement of Additional Information is not a ^ prospectus but contains information in addition to and more detailed than that set forth in each ^ prospectus. It is intended to provide you additional information regarding the activities and operations of the Funds and should be read in conjunction with the ^ prospectus.


Investment Adviser and Distributor:  INVESCO Funds Group, Inc.

                              TABLE OF CONTENTS

                                                                          Page


INVESTMENT POLICIES AND RESTRICTIONS....................................... 57

THE FUNDS AND THEIR MANAGEMENT............................................. 64

HOW SHARES CAN BE PURCHASED................................................ 75

HOW SHARES ARE VALUED...................................................... 76

FUND PERFORMANCE........................................................... 77

SERVICES PROVIDED BY THE FUND.............................................. 78

TAX-DEFERRED RETIREMENT PLANS.............................................. 79

HOW TO REDEEM SHARES....................................................... 80


DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS^ AND TAXES........................... 80


INVESTMENT PRACTICES....................................................... 83

ADDITIONAL INFORMATION..................................................... 86

INVESTMENT POLICIES AND RESTRICTIONS


     The investment objectives and policies of the Funds are discussed in their respective ^ prospectuses under the heading "Investment Objectives and Policies." Further information about the Funds' respective investment policies and restrictions is set forth below.


     Foreign Securities. The Funds invest primarily in foreign securities. Investments in non-U.S. securities involve certain risks not associated with investment in U.S. companies. Non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company. Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. Investment in non- U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. Securities denominated in non-U.S. currencies, whether issued by a non-U.S. or a U.S. issuer, may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, and costs will be incurred in connection with conversions from one currency to another. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Generally, the foreign currency exchange transactions of the Funds will be conducted on a spot basis (i.e., cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market.


     Forward Foreign Currency Contracts. The Funds may enter into forward currency contracts to purchase or sell foreign currencies (i.e., non-U.S. currencies) as a hedge against possible variations in foreign exchange rates. A forward foreign currency exchange contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed-upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, a Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the Fund holds the foreign security. Hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. The Funds will not speculate in forward currency contracts. The Funds will not attempt to hedge all of their non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by their investment adviser and sub-adviser (collectively, "Fund Management"). The Funds will not enter into forward contracts for a term of more than one year. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Funds' limitations on investing in illiquid securities, discussed in the ^ prospectuses.

     Restricted/144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public^ but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.


     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.


      Loans of Portfolio Securities. All of the Funds may lend their portfolio securities to brokers, dealers^ and other financial institutions, provided that such loans are callable at any time by the Funds and are at all times secured by collateral consisting of cash, letters of credit or securities issued or guaranteed by the United States Government or its agencies, or any combination thereof, equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to ^ own the loaned securities, while at the same time receiving interest from the borrower of the securities. Loans will be made only to firms deemed by Fund Management to be creditworthy under procedures established by the board of directors^ and when the amount of interest to be received justifies the inherent risks. A loan may be terminated by the borrower on one business day's notice^ or by the Fund at any time. If at any time the borrower fails to maintain the required amount of collateral (at least 100% of the market value of the borrowed securities), the Fund will require the deposit of additional collateral not later than the business day following the day on which a collateral deficiency occurs or the collateral appears inadequate. If the deficiency is not remedied by the end of that period, the Fund will use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss, on the security during the loan period would inure to the Fund.

      Repurchase Agreements. All of the Funds may enter into repurchase agreements with respect to debt instruments eligible for investment by the Funds with member banks of the Federal Reserve System, registered broker-dealers^ and registered government securities dealers, which are deemed creditworthy. A repurchase agreement is a means of investing monies for a short period. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement^ and are held as collateral by the Company's custodian bank until the repurchase agreement is completed.

      Investment Restrictions. As described in the section of each Fund's ^ prospectus entitled "Investment Objectives and Policies," the Funds operate under certain investment restrictions. These policies are fundamental and may not be changed with respect to a particular Fund without the prior approval of the holders of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Fund.


INVESCO Pacific Basin and European Funds

      Under these restrictions, neither the INVESCO Pacific Basin or European Funds, nor the Company on behalf of such Funds, will:

      (1)   issue   senior   securities   as   defined   in   the   1940   Act
            (except insofar as the Company may be deemed to have issued a senior security by reason of entering into a repurchase agreement, or borrowing money, in accordance with the restrictions described below, and in accordance with the position of the staff of the Securities and Exchange Commission set forth in Investment Company Act Release No. 10666);

      (2) mortgage, pledge or hypothecate portfolio securities or borrow money, except borrowings from banks for temporary or emergency purposes (but not for investment) are permitted in an amount not exceeding 10% of total net assets. A Fund will not purchase additional securities while any borrowings on behalf of that Fund exist;

      (3) buy or sell commodities, commodity contracts, oil, gas or other mineral interests or exploration programs (however, the Fund may purchase securities of companies which invest in the foregoing and may enter into forward contracts for the purchase or sale of foreign currencies);


      (4)   purchase  the  securities  of  any  company  if  as  a  result  of
            such   purchase   more   than  10%  of  total   assets   would  be
            invested in securities which are subject to legal or contractual restrictions on resale ("restricted securities") and in securities for which there are no readily available market quotations; or enter into a repurchase agreement maturing in more than seven days^ if as a result, such repurchase agreements, together with restricted securities and securities for which there are not readily available market quotations, would constitute more than 10% of total assets;


      (5)   sell  short  or  buy  on  margin,  or  write,   purchase  or  sell
            puts or calls or combinations thereof;

      (6) buy or sell real estate or interests therein (however, securities issued by companies which invest in real estate or interests therein may be purchased and sold);

      (7) invest in the securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation, and except that not more than 10% of the INVESCO Pacific Basin Fund's and the INVESCO European Fund's total assets may be invested in shares of closed-end investment companies within the limits of Section 12(d)(1) of the 1940 Act;

      (8)   invest in  any   company  for the  purpose  of exercising
            control or management;


      (9) engage in the underwriting of any securities, except insofar as the Company may be deemed an ^"underwriter" under the 1933 Act in disposing of a portfolio security;


      (10)  make  loans  to  any  person,   except  through  the  purchase  of
            debt    securities    in    accordance    with   the    investment
            policies of the Funds, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into of repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio
            securities   loaned   may  not   exceed   33-1/3%   of  a   Fund's
            total  net  assets  (taken  at  current   value).   No  more  than
            10% of a Fund's total net assets may be invested in repurchase agreements maturing in more than seven days;

      (11) purchase securities of any company in which any officer or director of the Company or its investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and in which the officers and directors of the Company and its investment adviser, as a group, own more than 5% of such securities;

      (12)  purchase     securities    (except     obligations    issued    or
            guaranteed by the U.S. Government, its agencies or instrumentalities) if the purchase would cause a Fund at the time to have more than 5% of the value of its total assets invested in the securities of any one issuer or to own more than 10% of the outstanding voting securities of any one issuer;

      (13) invest more than 5% of its total assets in an issuer having a record, together with predecessors, of less than three years' continuous operation.

     In addition to the above restrictions, a fundamental policy of the INVESCO Pacific Basin Fund and the INVESCO European Fund is not to invest more than 25% of their respective total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry.

     In applying restriction (1) above, the INVESCO Pacific Basin and European Funds will enter into repurchase agreements only if such agreements are in accordance with all applicable positions of the staff of the Securities and Exchange Commission, including Investment Company Act Release No. 10666.

INVESCO International Growth Fund

      Under these restrictions, neither INVESCO International Growth Fund, nor the Company on behalf of such Fund, will:

      (1) other than investments by the Fund in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, invest in the securities of issuers conducting their principal business activities in the same industry (investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a single industry), if immediately after such investment the value of the Fund's investments in such industry would exceed 25% of the value of the Fund's total assets;

      (2) invest in the securities of any one issuer, other than the United States Government, if immediately after such investment more than 5% of the value of the Fund's total assets, taken at market value, would be invested in such issuer or more than 10% of such issuer's outstanding voting securities would be owned by the Fund;

      (3) underwrite securities of other issuers, except insofar as it may technically be deemed an "underwriter" under the 1933 Act, as amended, in connection with the disposition of the Fund's portfolio securities;

      (4)   invest  in  companies  for  the  purpose  of  exercising   control
            or management;

      (5) issue any class of senior securities or borrow money, except borrowings from banks for temporary or emergency purposes not in excess of 5% of the value of the Fund's total assets at the time the borrowing is made;

      (6) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held except to an extent not greater than 5% of the value of the Fund's total assets;

      (7)   make   short   sales   of   securities   or   maintain   a   short
            position;

      (8) purchase securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities;

      (9) purchase or sell real estate or interests in real estate. The Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

      (10)  purchase or sell commodities or commodity contracts;

      (11) make loans to other persons, provided that the Fund may purchase debt obligations consistent with its investment objectives and policies and may lend limited amounts (not to exceed 10% of its total assets) of its portfolio securities to broker-dealers or other institutional investors;

      (12)  purchase   securities  of  other   investment   companies   except
            (i)    in    connection    with    a    merger,     consolidation,
            acquisition or reorganization, or (ii) by purchase in the open market of securities of other investment companies involving only customary brokers' commissions and only if immediately thereafter (i) no more than 3% of the voting securities of any one investment company are owned by the Fund, (ii) no more than 5% of the value of the total
            assets   of   the   Fund   would   be    invested   in   any   one
            investment   company,   and   (iii)  no  more   than  10%  of  the
            value  of  the  total   assets  of  the  Fund  would  be  invested
            in the securities of such investment companies. The Company may invest from time to time a portion of the
            Fund's cash in investment companies to which the Adviser serves as investment adviser; provided that no management or distribution fee will be charged by the Adviser with respect to any such assets so invested and provided further that at no time will more than 3% of the Fund's assets be so invested. Should the Fund purchase securities of other investment companies, shareholders may incur additional management and distribution fees;

      (13) invest in securities for which there are legal or contractual restrictions on resale, except that the Fund may invest no more than 2% of the value of the Fund's total assets in such securities, or invest in securities for which there is no readily available market, except that the Fund may invest no more than 5% of the value of the Fund's total assets in such securities.

     In applying restriction (13) above, the INVESCO International Growth Fund also includes illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund) among the securities subject to the 5% of total assets limit.


     With respect to investment restriction (4) applicable to the INVESCO Pacific Basin and European Funds, and restriction (13) applicable to the INVESCO International Growth Fund, the board of directors has delegated to Fund Management the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and that such securities are not subject to the Funds' limitations on investing in illiquid securities, securities that are not readily marketable or securities which do not have readily available market quotations. Under guidelines established by the board of directors, Fund Management will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security^; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). However, Rule 144A Securities are still subject to the Funds' respective limitations on investments in restricted securities (securities for which there are legal or contractual restrictions on resale), unless they are readily marketable outside the United States, in which case they are not deemed to be restricted.


     In applying the industry concentration investment restrictions applicable to the Funds, the Company uses an industry classification system for international securities based on information obtained from Bloomberg L.P., Moody's International and the O'Neil Database published by William O'Neil & Co., Inc.

^


THE FUNDS AND THEIR MANAGEMENT


     The Company. The Company was incorporated on April 2, 1993, under the laws of Maryland. On July 1, 1993, the Company, through the INVESCO European Fund and INVESCO Pacific Basin Fund, assumed all of the assets and liabilities of the European Portfolio and Pacific Basin Portfolio, respectively, of Financial Strategic Portfolios, Inc., which was incorporated under the laws of Maryland on August 10, 1983. In addition, on July 1, 1993, the Company, through the INVESCO International Growth Fund, assumed all of the assets and liabilities of the Financial International Growth Fund, a series of Financial Series Trust, a Massachusetts business trust organized on July 15, 1987. All financial and other information about the Funds for periods prior to July 1, 1993, relates to such former portfolios and series^.

     The Investment Adviser. INVESCO Funds Group, Inc., a Delaware corporation ("INVESCO"), is employed as the Company's investment adviser. INVESCO was established in 1932 and also serves as an investment adviser to INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust^ and INVESCO Variable Investment Funds, Inc.



     ^ INVESCO is an indirect, wholly-owned subsidiary of ^ AMVESCO PLC, a publicly-traded holding company ^ that, through its subsidiaries, engages on an international basis in the business of investment management. INVESCO PLC changed its name to AMVESCO PLC on February 28, 1997 as part of a merger between INVESCO PLC and A I M Management Group, Inc., thus creating one of the largest independent investment management businesses in the world with approximately $150 billion in assets under management. INVESCO was established in 1932 and as of October 31, ^ 1996, managed 14 mutual funds, consisting of ^ 39 separate portfolios, on behalf of over ^ 829,000 shareholders. ^ AMVESCO PLC's other North American subsidiaries include the following:


     --INVESCO Capital Management, Inc. of Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of two registered investment companies.

     --INVESCO Management & Research, Inc. of Boston, Massachusetts, primarily manages pension and endowment accounts.

     --PRIMCO Capital Management, Inc. of Louisville, Kentucky, specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.


     --INVESCO Realty Advisors of Dallas, Texas, is responsible for providing advisory services in the U.S. real estate markets for ^ AMVESCO PLC's clients worldwide. Clients include corporate plans^ and public pension funds as well as endowment and foundation accounts.

     The corporate headquarters of ^ AMVESCO PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.

     The Sub-Adviser. INVESCO, as investment adviser, has contracted with INVESCO Asset Management Limited ("IAML") to provide investment advisory and research services on behalf of INVESCO European Fund, INVESCO Pacific Basin Fund and INVESCO International Growth Fund. IAML has the primary responsibility for providing portfolio investment management services to these Funds. IAML is also an indirect, wholly-owned subsidiary of AMVESCO PLC.

     As indicated in the ^ prospectuses, INVESCO and IAML permit investment and other personnel to purchase and sell securities for their own accounts in accordance with compliance policies governing personal investing by directors, officers and employees of INVESCO and IAML. These policies require officers, inside directors, investment and other personnel of INVESCO and IAML to pre-clear all transactions in securities not otherwise exempt under the policies. Requests for trading authority will be denied ^ if, among other reasons, the proposed personal transaction would be contrary to the provisions of the applicable policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.


     In addition to the pre-clearance requirement described above, the policies subject officers, inside directors, investment and other personnel of INVESCO and IAML to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policies. The provisions of these policies are administered by and subject to exceptions authorized by INVESCO or IAML.


     Investment  Advisory  Agreement.   INVESCO  serves  as  investment  adviser
pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company which was approved on ^ November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. ^ The Agreement was approved by shareholders of each Fund of the Company on January 31, 1997, for an initial term expiring ^ February 28, 1999. Thereafter, the Agreement may be continued from year to year as to each Fund as long as each such continuance is specifically approved at least annually by the board of directors of the Company^ or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Any such continuance must also be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

     The Agreement provides that INVESCO shall manage the investment portfolios of the Funds in conformity with each Fund's investment policies (either directly or by delegation to a sub-adviser which may be a company affiliated with INVESCO). Further, INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Funds excluding, however, those services that are the subject of separate agreement between the Company and INVESCO or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency^ and registrar services, and services furnished under an Administrative Services Agreement with INVESCO discussed below. Services provided under the Agreement include^ but are not limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Funds' operations; furnishing office space, facilities, equipment^ and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff (including the prospectuses, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC^ and other corporate documents of the Funds), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act. Expenses not assumed by INVESCO are borne by the Funds.


     As full compensation for its advisory services to the Company, INVESCO receives a monthly fee. The fee is calculated daily at an annual rate of:

      (a)   INVESCO   Pacific   Basin  and  European   Funds:   0.75%  on  the
            first  $350   million  of  each   Fund's   average   net   assets;
            0.65% on the next $350 million of each Fund's average net assets; and 0.55% on each Fund's average net assets in excess of $700 million;

      (b) INVESCO International Growth Fund: 1.00% on the first $500 million of the Fund's average net assets; 0.75% on the next $500 million of the Fund's average net assets; and 0.65% on the Fund's average net assets in excess of $1 billion.

     The advisory fee is calculated daily at the applicable annual rate and paid monthly.

     ^ Sub-Advisory Agreement. IAML serves as sub-adviser to the ^ Funds pursuant to a sub-advisory agreement ^ dated February 28, 1997 (the Sub-Agreement") with INVESCO ^ which was approved on ^ November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, INVESCO or IAML, at a meeting called for such purpose. The ^ Sub-Agreement ^ was approved ^ on January 31, 1997, by the shareholders of ^ each of the Funds for an initial term expiring ^ February 28, 1999. Thereafter, the Sub-Agreement may be continued from year to year as to each Fund as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. Each such continuance also must be approved by a majority of the directors who are not parties to the ^ Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The ^ Sub-Agreement may be terminated at any time without penalty by either party or the Company upon sixty
(60) days' written notice^ and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

     The ^ Sub-Agreement provides that IAML, subject to the supervision of INVESCO, shall manage the investment portfolios of the Funds in conformity with each such Fund's investment policies. These management services would include:
(a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of each Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws^ and Registration Statement, as from time to time amended, under the 1940 Act, as amended, and in any prospectus and/or statement of additional information of the Company, as from time to time amended and in use under the 1933 Act and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for each Fund, unless otherwise directed by the directors of the Company or INVESCO, and executing transactions accordingly; (d) providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of IAML; (e) determining what portion of each applicable Fund should be invested in the various types of securities authorized for purchase by such Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of each applicable Fund shall be exercised.

     The Sub-^ Agreement provides that, as compensation for its services, IAML shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of the applicable Fund's net assets. With respect to the INVESCO European and Pacific Basin Funds, the fee is calculated at the annual rate of: 0.45% on the first $350 million of each Fund's average net assets; 0.40% on the next $350 million of each Fund's average net assets; and 0.35% on each Fund's average net assets in excess of $700 million. With respect to the INVESCO International Growth Fund, the fee is computed at the annual rate of:
0.25% on the first $500 million of the Fund's average net assets^; 0.1875% on the next $500 million of the Fund's average net assets; and 0.1625% on the Fund's average net assets in excess of $1 billion. The sub-advisory fees are paid by INVESCO, NOT the Funds.

     Administrative Services Agreement. INVESCO, either directly or through affiliated companies, also provides certain administrative, sub-accounting^ and recordkeeping services to the Company pursuant to an Administrative Services Agreement dated ^ February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved on ^ November 6, 1996, by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or INVESCO, at a meeting called for such purpose. The Administrative Agreement ^ is for an initial term ^ of one year. Thereafter, the Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by INVESCO on sixty (60) days' written notice, or by the Company upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment.

     The Administrative Agreement provides that INVESCO shall provide the following services to the Funds: (A) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and (B) such sub-accounting, recordkeeping^ and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants of such plans. As full compensation for services provided under the Administrative Agreement, the Company pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year per Fund, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of each Fund of the Company.

     Transfer Agency Agreement. INVESCO also performs transfer agent, dividend disbursing agent^ and registrar services for the Company pursuant to a Transfer Agency Agreement^ dated February 28, 1997 which was approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on ^ November 6, 1996, for a term of one year. The Transfer Agency Agreement ^ may be continued from year to year as to each Fund as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.

     The Transfer Agency Agreement provides that the Company shall pay to INVESCO an annual fee of ^ $20.00 per shareholder account or, where applicable, per participant in an omnibus account ^. This fee is paid monthly at 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in existence during each month.

     For the fiscal years ended October 31, ^ 1996, 1995 and 1994, the Funds paid the following advisory fees, administrative services fees and transfer agency fees:


                            INVESCO European Fund

Fiscal Year
Ended                    Advisory       Administrative             Transfer
October 31                    Fee         Services Fee           Agency Fee
----------               --------       --------------           ----------

1996                   $1,793,380              $45,868             $839,761
1995                    1,815,386               46,308              869,684
1994                    2,503,180               60,180              698,202

                          INVESCO Pacific Basin Fund

Fiscal Year
Ended                    Advisory       Administrative             Transfer
October 31                    Fee         Services Fee           Agency Fee
----------               --------       --------------           ----------

1996                   $1,396,490              $37,930             $870,770
1995                    1,571,623               41,483              852,343
1994                    2,255,967               55,169              615,420


                      INVESCO International Growth Fund


Fiscal Year
Ended                    Advisory       Administrative             Transfer
October 31                    Fee         Services Fee           Agency Fee
----------               --------       --------------           ----------
1996                     $893,966              $23,409             $383,054
1995                      963,765               24,541              361,657
1994                    1,307,707               29,616              242,814


     Officers and Directors of the Company. The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the general investment policies and programs of each of the Funds are carried out and that the Funds' portfolios are properly administered. The officers of the Company, all of whom are officers and employees of, and are paid by, INVESCO, are responsible for the day-to-day administration of the Company and each of the Funds. The investment adviser for the Company has the primary responsibility for making investment decisions on behalf of the Company. These investment decisions are reviewed by the investment committee of INVESCO.


     All of the officers and directors of the Company hold comparable positions with INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc.^ and INVESCO Variable Investment Funds, Inc. All of the directors of the Company also serve as trustees of INVESCO Value Trust. In addition, all of the directors of the Fund^ also are directors of INVESCO Advisor Funds, Inc. (formerly known as "The EBI Funds, Inc.") and trustees of INVESCO Treasurer's Series Trust ^. All of the officers of the Company also hold comparable positions with INVESCO Value Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.

     CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of ^ AMVESCO PLC, London, England, and of various subsidiaries thereof; Chairman of the Board of INVESCO Advisor Funds, Inc.^ and INVESCO Treasurer's Series Trust^. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

     FRED A. DEERING,+# Vice Chairman of the Board. Vice Chairman of INVESCO Advisor Funds, Inc.^ and INVESCO Treasurer's Series Trust. Trustee of The Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; ^ former director of Midwestern United Life Insurance Company. Director of ING American Holdings Company and First ING Life Insurance Company of New York.
Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

     DAN J. HESSER,+* President and Director. Chairman of the Board, President, and Chief Executive Officer of INVESCO Funds Group, Inc.^; President and Director of INVESCO Trust Company^ and INVESCO Advisor Funds, Inc. President of The Global Health Sciences Fund and INVESCO Treasurer's Series Trust. Born:
December 27, 1939.

     VICTOR L. ANDREWS,** Director. ^ Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance ^ of Georgia State University, Atlanta, Georgia^; President, Andrews Financial Associates, Inc. (consulting firm); formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc.
Address: ^ 4625 Jettridge Drive, Atlanta, Georgia. Born: June 23, 1930.


     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.


^
     LAWRENCE H. BUDNER,# Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.


     DANIEL D. CHABRIS,+# Director. Financial Consultant; Assistant Treasurer of Colt Industries Inc., New York, New York, from 1966 to 1988. Address: 15 Sterling Road, Armonk, New York. Born: August 1, 1923.


     KENNETH T. KING,+** Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987. Address: 4080 North Circulo Manzanillo, Tucson, Arizona.Born:
November 16, 1925.

     JOHN W. ^ MCINTYRE,# Director. Retired. Formerly, Vice Chairman of the Board of Directors of The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of The Citizens and Southern Georgia Corp. and Citizens and Southern National Bank. Director of Golden Poultry Co., Inc. Trustee of The Global Health Sciences Fund and Gables Residential Company.
Address: 7 Piedmont Center, Suite 100, Atlanta, GA. Born: September 14, 1930.



^

     GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel and Secretary of INVESCO Funds Group, Inc. and INVESCO Trust Company; ^ Vice President (May 1989 to April 1995) of INVESCO Funds Group, Inc. and INVESCO Trust Company. Formerly, employee of a U.S. regulatory agency, Washington, D.C., (June 1973 through May 1989). Born: September 25, 1947.


     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO Funds Group, Inc. and INVESCO Trust Company. Born: October 1, 1946.


     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company since ^ July 1995 and formerly (August 1992 to July 1995) Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company. Formerly, Vice President of 440 Financial Group from June 1990 to August 1992; Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.


     ALAN I. WATSON, Assistant Secretary. Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company. Born: September 14, 1941.

     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company. Born: February 3, 1948.

      #Member of the audit committee of the Company.

      +Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

      *These directors are "interested persons" of the Company as defined in the Investment Company Act of 1940.

      **Member of the management liaison committee of the Company.

     As of ^ February 13, 1997, officers and directors of the Company, as a group, beneficially owned less than 1% of each Fund's outstanding shares.


Director Compensation


     The following table sets forth, for the fiscal year ended October 31, ^ 1996: the compensation paid by the Company to its eight independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by INVESCO Funds Group, Inc. (including the Company), INVESCO Advisor Funds, Inc., INVESCO Treasurer's Series Trust and The Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, ^ 1996. As of December 31, ^ 1996, there were ^ 49 funds in the INVESCO Complex.

                                                                         Total
                                                                     Compensa-
                                        Benefits      Estimated      tion From
                        Aggregate     Accrued As         Annual        INVESCO
                        Compensa-        Part of       Benefits        Complex
Name of Person,         tion From        Company           Upon        Paid To
Position               Company(1)    Expenses(2)  Retirement(3)   Directors(1)
---------------       -----------    -----------  -------------   ------------

Fred A.Deering,        $    4,309       $    887       $    738     $   98,850
Vice Chairman of
  the Board

Victor L. Andrews           4,089            781            813         84,350

Bob R. Baker                4,140            805          1,090         84,850

Lawrence H. Budner          4,026            838            813         80,350

Daniel D. Chabris           4,154            956            578         84,850

A. D. Frazier,  Jr.(4)      3,973              0              0         81,500

Kenneth T. King             4,108            921            669         71,350

John W. McIntyre            3,987              0              0         90,350

  Total                   $32,786         $5,188         $4,701       $676,450

% of Net Assets        0.0060%(5)     0.0010%(5)                    0.0044%(6)


     (1)The vice chairman of the board, the chairmen of the audit, management liaison and compensation committees, and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.


     (2)Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below^ and not compensation deferred at the election of the directors.

     (3)These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding ^ The Global Health Sciences Fund which does not participate in any retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex^ and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Messrs. Frazier and McIntyre, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     (4)Effective November 1, 1996, Mr. Frazier was employed by AMVESCO PLC, a company affiliated with INVESCO. Because it was possible that Mr. Frazier would be employed with AMVESCO PLC, he was deemed to be an "interested person" of the Fund and of the other funds in the INVESCO Complex effective May 1, 1996. Effective November 1, 1996, Mr. Frazier ceased to receive any director's fees or other compensation from the Funds or other funds in the INVESCO Complex for his service as a director.

     (5)Total ^ as a percentage of the Company's net assets as of October 31,^ 1996.

     ^ (6)Total as a percentage of the net assets of the INVESCO Complex as of December 31, ^ 1996.

     Messrs. ^ Brady, Harris, Hesser, and ^ effective November 1, 1996, Frazier, as "interested persons" of the Company and other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies^ and do not receive any director's fees or other compensation from the Company or other funds in the INVESCO Complex for their services as directors.

      The boards of directors/trustees of the mutual funds managed by INVESCO, INVESCO Advisor Funds, Inc. and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon retiring from the boards at the retirement age of 72 (or the retirement age of

73 to 74, if the retirement date is extended by the boards for one or two years^ but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer payable by the funds to the qualified director at the time of his retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to ^ 40% of the basic retainer. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or to his beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during ^ his 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO, INVESCO Advisor and Treasurer's Series funds in a manner determined to be fair and equitable by the committee. The Company is not making any payments to directors under the plan as of the date of this Statement of Additional Information. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.


     The Company has an audit committee which is comprised of four of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Funds, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

     The Company also has a management liaison committee which meets quarterly with various management personnel of INVESCO in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

HOW SHARES CAN BE PURCHASED


     The shares of each Fund are sold on a continuous basis at the net asset value per share next calculated after receipt of a purchase order in good form. The net asset value for each Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange^ but may also be computed at other times. See "How Shares Are Valued." INVESCO acts as the Funds' distributor under a distribution agreement with the Company under which it receives no compensation and bears all expenses, including the costs of printing and distribution of prospectuses incident to direct sales and distribution of each of the Fund's shares on a no-load basis.

HOW SHARES ARE VALUED


      As described in the section of each Fund's ^ prospectus entitled "How Shares Can Be Purchased," the net asset value of shares of each Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (usually 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by a Fund that the current net asset value per share might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares of that Fund. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays including New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving^ and Christmas.

      The net asset value per share of each Fund is calculated by dividing the value of all securities held by the Fund and its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of that Fund. Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities will be valued at their fair values as determined in good faith by the Company's board of directors or pursuant to procedures adopted by the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Fund's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Fund's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.

      The values of securities held by the Funds, and other assets used in computing net asset value, generally are determined as of the time regular trading in such securities or assets is completed each day. ^ Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Funds' net asset values. However, in the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service.


FUND PERFORMANCE


     As discussed in the section of each Fund's ^ prospectus entitled "Performance Data," the Company advertises the total return performance of its Funds. Average annual total return performance for each Fund for the indicated periods ended October 31, ^ 1996, was as follows:



                                                                     10 Years/
                                                                       Life of
Fund                                      1 Year     5 Years              Fund
---------                                 ------     -------         ---------
European                                  23.47%      10.60%          9.21%
Pacific Basin                              3.55%       4.86%          7.22%
International Growth                      12.01%       5.07%          5.65%(1)

-----------------


      (1) ^ 109 months ^(9.08 yrs.)

^ Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                               P(1 + T)n = ERV

where:      P = initial payment of $1000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

      The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period and Fund indicated.

     From time to time, evaluations of performance made by independent sources may also be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the

Funds. Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week
      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Financial Times
      Financial World
      Forbes
      Fortune
      Ibbotson Associates, Inc.
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance
      Lipper Analytical Services, Inc.'s Mutual Fund Performance
        Analysis
      Money
      Morningstar
      Mutual Fund Forecaster
      No-Load Analyst
      No-Load Fund X
      Personal Investor
      Smart Money
      The New York Times
      The No-Load Fund Investor
      U.S. News and World Report
      United Mutual Fund Selector
      USA Today
      Wall Street Journal
      Wiesenberger Investment Companies Services
      Working Woman
      Worth

SERVICES PROVIDED BY THE FUND


     Periodic Withdrawal Plan. As described in the section of each Fund's ^ prospectus entitled "Services Provided By the Funds ," each Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. ^ Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in that Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.

      The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such a Plan do not represent income or a return on investment.

      A Periodic Withdrawal Plan may be terminated at any time by sending a written request to INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.


      Exchange Privilege. As discussed in the section of each Fund's ^ prospectus entitled "Services Provided by the Funds," the Funds offer shareholders the privilege of exchanging shares of the Funds for shares of certain other mutual funds advised by INVESCO. Exchange requests may be made either by telephone or by written request to INVESCO Funds Group, Inc., using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250^ if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on such an exchange is recognized for federal income tax purposes. This privilege is not an option or right to purchase securities^ but is a revocable privilege permitted under the present policies of each of the funds and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.


TAX-DEFERRED RETIREMENT PLANS


      As described in the section of each Fund's ^ prospectus entitled "Services Provided by the Funds," shares of the Funds may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from INVESCO will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or ^ insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

HOW TO REDEEM SHARES


      Normally, payments for shares redeemed will be mailed within seven days following receipt of the required documents as described in the section of each Fund's ^ prospectus entitled "How to Redeem Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by a particular Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for a particular Fund fairly to determine the value of its net assets; or (d) the Securities and Exchange Commission ("SEC") by order so permits.


      It is possible that in the future conditions may exist which would, in the opinion of the Company's investment adviser, make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Company has obligated itself under the 1940 Act to redeem for cash all shares of a Fund presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.


DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS^ AND TAXES

      The Company intends to continue to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Company so qualified in the fiscal year ended October 31, ^ 1996, and intends to continue to qualify during its current fiscal year. As a result, it is anticipated that the Funds will pay no federal income or excise taxes and will be accorded conduit or "pass through" treatment for federal income tax purposes.


      Dividends paid by each Fund from net investment income, as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions, are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, each Fund sends shareholders information regarding the amount and character of dividends paid in the year, information on foreign source income and foreign taxes, and the dividends eligible for the dividends-received deduction for corporations. Such amounts will be limited to the aggregate amount of qualifying dividends which each Fund derives from its portfolio investments.

      Distributions by each Fund of net capital gains (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless of how long a shareholder has held shares of the Fund. Such distributions are identified as such and are not eligible for the dividends-received deduction.

      All dividends and other distributions are regarded as taxable to the investor, whether or not such dividends and distributions are reinvested in additional shares. If the net asset value of Fund shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. The net asset value of each Fund's shares reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.


      INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders^ and will not be reported to the Internal Revenue Service (the ^"IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Company recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses for a Fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change methods.


      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      Dividends and interest received by each Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.


      The Funds may invest in the stock of "passive foreign investment companies" ^("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.


      Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

      Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and capital gains distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES


      Portfolio Turnover. There are no fixed limitations regarding portfolio turnover for any of the Funds. Brokerage costs to each Fund are commensurate with the rate of portfolio activity. During the fiscal years ended October 31, 1996, 1995 and 1994, the INVESCO European Fund's portfolio turnover rates were 91%, 96% and 70%, respectively; the INVESCO Pacific Basin Fund's portfolio turnover rates were 70%, 56% and 70%, respectively; and the INVESCO International Growth Fund's portfolio turnover rates were 64%, 62% and 87%, respectively.


      In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year.


      Placement of Portfolio Brokerage. Either INVESCO or IAML, as the Company's investment adviser or sub-adviser, places orders for the purchase and sale of securities with brokers and dealers based upon their evaluation of ^ the financial responsibility^ of the brokers and dealers, and considering the brokers' and dealers' ability to effect transactions at the best available prices. Fund Management evaluates the overall reasonableness of brokerage commissions paid by reviewing the quality of executions obtained on portfolio transactions of each Fund, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that the commissions charged the Fund are consistent with prevailing and reasonable commissions ^, Fund Management also endeavors to monitor brokerage industry practices with regard to the commissions ^ charged by ^ broker-dealers on transactions effected for other comparable institutional investors. While Fund Management seeks reasonably competitive rates, the Funds do not necessarily pay the lowest commission^ or spread^ available.


      Consistent with the standard of seeking to obtain the best execution on portfolio transactions, Fund Management may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to Fund Management in making informed investment decisions. Research services prepared and furnished by brokers through which the Funds effect securities transactions may be used by Fund Management in servicing all of their respective accounts and not all such services may be used by Fund Management in connection with the Funds.

      In recognition of the value of the above-described brokerage and research services provided by certain brokers, Fund Management, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of transactions for the Funds on which the commissions ^ are in excess of those which other brokers might have charged for effecting the same transactions.

      Portfolio transactions may be effected through qualified ^ broker-dealers that recommend the Funds to their clients^ or who act as agent in the purchase of any of the Funds' shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Company's adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified ^ broker-dealers.

      Certain brokers are paid a fee (the "Broker's Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Funds through no transaction fee programs ("NTF Programs") offered by the brokers. The Broker's Fee is based on the average daily value of the investments in each Fund made by a broker and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. The Company's directors have authorized each Fund to pay transfer agency fees to INVESCO based on the number of investors who have beneficial interests in a broker's omnibus accounts in that Fund. INVESCO, in turn, pays these transfer agency fees to the broker as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Broker's Fee. The Company's directors have further authorized INVESCO to place a portion of each Fund's brokerage transactions with certain brokers that sponsor NTF Programs, if INVESCO reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by a broker from executing portfolio transactions on behalf of a specific Fund may be credited by the broker against the sub-transfer agency or recordkeeping fee payable with respect to that Fund, on a basis negotiated between INVESCO and the broker. INVESCO, in turn, applies any such credits to the transfer agency fee it charges to the Fund. Thus, the Fund pays sub-transfer agency or recordkeeping fees to the broker in payment of the Broker's Fee only to the extent that such fees are not offset by the Fund's credits. INVESCO itself pays the portion of a Fund's Broker's Fee, if any, that exceeds the sub-transfer agency or recordkeeping fee. In the event that the transfer agency fee paid by a Fund to INVESCO with respect to investors who have beneficial interests in a particular broker's omnibus accounts in that Fund exceeds the Broker's Fee applicable to that Fund, INVESCO may carry forward the excess through the end of the Company's fiscal year and apply it to future Broker's Fees payable to that broker with respect to the Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by INVESCO prior to each fiscal year-end of the Company.

      The aggregate dollar amounts of brokerage commissions paid by the INVESCO European and Pacific Basin Funds for the fiscal years ended October 31, 1996, 1995^ and 1994, ^ were $1,070,781, $51,678^ and $486,571, ^ respectively, for the European Fund and $1,284,787, $18,451^ and $24,970, ^ respectively, for the INVESCO Pacific Basin Fund. For the fiscal year ended October 31, ^ 1996 , brokers providing research services received $1,024 and $0 in commissions on portfolio transactions effected for the INVESCO European Fund and INVESCO Pacific Basin Fund, respectively, on aggregate portfolio transactions of ^ $512,291 and $0, respectively. The INVESCO Pacific Basin and European Funds each paid $0 in compensation to brokers for the sale of shares of these Funds during the fiscal year ended October 31, ^ 1996.

      The aggregate dollar amount of brokerage commissions paid by the INVESCO International Growth Fund for the fiscal years ended October 31, ^ 1996, 1995 and 1994, were $361,537, $35,623 and $561,639, respectively. During the year ended October 31, ^ 1996 , no commissions were paid to brokers in connection with their provision of research services to the Fund.

      The increased brokerage commissions paid by the Funds in fiscal ^ 1996 versus the ^ prior fiscal years were primarily the result of the increased volume of purchases and sales of Fund shares by investors, which resulted in higher levels of purchases and sales of portfolio securities and corresponding increases in the amounts of brokerage commissions.

      At October 31, ^ 1996, each of the Funds held securities of its regular brokers or dealers, or their parents, as follows:

                                                                   Value of
                                                                 Securities
Fund                 Broker or Dealer                           at 10/31/96
-----                ----------------                         -------------
Pacific Basin          None
Fund

European Fund        Associates Corp. of North America           $9,640,000


International        State Street Bank and Trust                  3,061,000
Growth Fund            North America



      Neither INVESCO nor IAML receives any brokerage commissions on portfolio transactions effected on behalf of any of the Funds, and there is no affiliation between INVESCO, IAML or any person affiliated with INVESCO, IAML or the Funds and any broker or dealer that executes transactions for the Funds.

ADDITIONAL INFORMATION


      Common Stock. The Company has 500,000,000 authorized shares of common stock with a par value of $0.01 per share. As of October 31, ^ 1996, 35,184,100 of such shares were outstanding. Of the Company's authorized shares, 100,000,000 shares have been allocated to each of the Company's three Funds. The board of directors has the authority to designate additional classes of Common Stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.


      Shares of each class represent the interests of the shareholders of such class in a particular portfolio of investments of the Company. Each class of the Company's shares is preferred over all other classes in respect of the assets specifically allocated to that class, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that class. The assets of each class are segregated on the books of account and are charged with the liabilities of that class and with a share of the Company's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Company, and these items are allocated among classes in a manner deemed by the board of directors to be fair and equitable. Generally, such allocation will be made based upon the relative total net assets of each class. In the unlikely event that a liability allocable to one class exceeds the assets belonging to the class, all or a portion of such liability may have to be borne by the holders of shares of the Company's other classes.


      All shares, regardless of class, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all classes of the Company. When not all classes are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a Fund's investment policies, only shareholders of the class affected by the matter may be entitled to vote. Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office,^ or until death, resignation^ or retirement. Directors may appoint their own successors, provided that always at least a majority of the directors have been elected by the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Company's Articles of Incorporation, or at their discretion.

      Principal  Shareholders.    As  of   ^   February  1,   1997,   the
following  entities  held  more  than  5%  of  the   Funds'   outstanding
equity securities.


                                          Amount and Nature           Percent
Name and Address                          of Ownership                of Class
----------------                          -----------------           --------
INVESCO Pacific Basin Fund


Charles Schwab & Co., Inc.                  4,719,280.403 sh.          45.166%
Special Custody Acct. for the               Record
Exclusive Benefit of Customers
Attn: Mutual Funds

101 Montgomery St.
San Francisco, CA  94104

INVESCO European Fund


Charles Schwab & Co., Inc.                  8,354,270.094 sh.          37.808%
Special Custody Acct. for the               Record
Exclusive Benefit of Customers
Attn: Mutual Funds

101 Montgomery St.
San Francisco, CA  94104

INVESCO International Growth Fund


Commerce Bank of Kansas                     2,098,203.618 sh.          36.316%
City Trustee for                            Record and
Farmland Industries                         Beneficial
Coop Retirement Plan
P.O. Box  13366
Kansas City, MO  64199

Charles Schwab & Co., Inc.                  628,360.341 sh.            10.876%
Special Custody Acct. for the               Record
Exclusive Benefit of Customers
Attn: Mutual Funds

101 Montgomery St.
San Francisco, CA  94104

     Independent Accountants. Price Waterhouse LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.

     Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Company. The bank is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement. Under its contract with the Company, the custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Company to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.


     Transfer Agent. The Company is provided with transfer agent, registrar^ and dividend disbursing agent services by INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237, pursuant to the Transfer Agency Agreement described herein. Such services include the issuance, cancellation and transfer of shares of each of the Funds, and the maintenance of records regarding the ownership of such shares.


     Reports to Shareholders. The Company's fiscal year ends on October 31. The Fund distributes reports at least semiannually to its shareholders. Financial statements regarding the Company, audited by the independent accountants, are sent to shareholders annually.


     Legal Counsel. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Funds.



     Financial Statements. The Company's audited financial statements and the notes thereto for the fiscal year ended October 31, ^ 1996 and the report of Price Waterhouse LLP with respect to such financial statements are incorporated herein by reference from the Company's Annual Report to Shareholders for the fiscal year ended October 31, ^ 1996.

     Prospectuses. The Company will furnish, without charge, a copy of the ^ prospectus for each of its Funds, upon request. Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

     Registration Statement. This Statement of Additional Information and the ^ prospectuses do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

                          PART C.  OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

            (a)   Financial Statements:
                                                                  Page in
                                                                  Prospectus
                                                                  ----------
            (1)   Financial statements and schedules
                  included in Prospectuses (Part A):


                  Financial  Highlights  for each of the ten
                  years in the period ended  October 31, ^ 1996
                  with respect to the INVESCO  Pacific                 8
                  Basin  Fund ^ and the  INVESCO  European
                  Fund;  and for the ^ three  years  ended            34
                  October 31, ^ 1996, for the period from January 1, 1993 to October 31, 1993, for each of the five years in the period ended December 31, 1992 and for the period from September 22, 1987 (commencement of operations) to December 31, 1987 with respect to the INVESCO International
                  Growth Fund.


                                                                  Page in
                                                                  Statement
                                                                  of Addi-
                                                                  tional In-
                                                                  formation
                                                                  ----------

            (2)   The following audited financial
                  statements of the INVESCO European Fund, the INVESCO Pacific Basin Fund and the
                  INVESCO International Growth Fund and
                  the notes thereto for the fiscal year
                  ended October 31, ^ 1996, and the report of Price Waterhouse LLP with respect to such financial statements, are incorporated in the Statement of
                  Additional Information by reference from the Company's Annual Report to
                  Shareholders for the fiscal year ended
                  October 31, ^ 1996: Statement of
                  Investment Securities as of October 31,
                  ^ 1996; Statement of Assets and
                  Liabilities as of October 31, ^ 1996;
                  Statement of Operations for the year
                  ended October 31, ^ 1996; Statement of

                  Changes in Net Assets for each of the
                  two years in the period ended October
                  31, ^ 1996; Financial Highlights for the
                  INVESCO European Fund and INVESCO
                  Pacific Basin Fund for the five years
                  ended October 31, ^ 1996, and for the
                  INVESCO International Growth Fund for the
                  ^ three years ended October 31, ^ 1996, the eight-month fiscal period ended
                  October 31, 1993, and the ^ year ended
                  December 31, 1992.


            (3)   Financial statements and schedules
                  included in Part C:

                  None:  Schedules have been omitted as
                  all information has been presented in
                  the financial statements.

            (b)   Exhibits:


            (1)   Articles of Incorporation (Charter)--
                  dated April 2, ^ 1993.

            (2)   Bylaws, as amended July 21, ^ 1993.(4)


            (3)   Not applicable.


            (4)   ^ Not required to be filed on EDGAR.

            (5)   (a) Investment Advisory Agreement--
                  between the Company and INVESCO Funds
                  Group, Inc. dated ^  February 28, 1997.

                  (b) Sub-Advisory Agreement between
                  INVESCO Funds Group, Inc. and INVESCO
                  Asset Management Limited dated February
                  28, 1997. ^

            (6)   General Distribution Agreement, dated ^
                  February 28, 1997.

            (7)   Defined Benefit Deferred Compensation
                  Plan for Non-Interested Directors and ^
                  Trustees.

           (8)    Custody Agreement Between Registrant and
                  State Street Bank and Trust Company
                  dated July 1, ^ 1993.(3)  Amendment to
                  Custody Agreement dated October 25, ^
                  1995.(1)

           (9)    (a) Transfer Agency Agreement dated ^
                  February 28, 1997.


                  ^(b) Administrative Services Agreement
                  between the Company and INVESCO Funds
                  Group, Inc. dated ^ February 28, 1997.

           (10)   Opinion and consent of counsel as to
                  each of the three Funds as to the
                  legality of the securities being
                  registered, indicating whether they
                  will, when sold, be legally issued,
                  fully paid and non-assessable, dated May
                  21, ^ 1993.(2)


            (11)  Consent of Independent Accountants.

            (12)  Not applicable.

            (13)  Not applicable.


            (14)  Copies of model plans used in the
                  establishment of retirement plans as
                  follows:  Non-standardized Profit
                  Sharing Plan; Non-standardized Money
                  Purchase Pension Plan; Standardized
                  Profit Sharing Plan Adoption Agreement;
                  Standardized Money Purchase Pension
                  Plan; Non-standardized 401(k) Plan
                  Adoption Agreement; Standardized 401(k)
                  Paired Profit Sharing Plan; Standardized
                  Simplified Profit Sharing Plan;
                  Standardized Simplified Money Purchase
                  Plan; Defined Contribution Master Plan &
                  Trust Agreement; and Financial 403(b)
                  Retirement ^ Plan.(2)


            (15)  Not applicable.

            (16)  Schedule for computation of performance
                  data for the Pacific Basin and European
                  Portfolios--previously filed with Post-
                  Effective Amendment No. 8 to
                  Registration Statement No. 2-85905 of

                  Financial Strategic Portfolios, Inc.,
                  dated December 20, 1988, and herein
                  incorporated by reference.

                  Schedule for computation of performance
                  data for the Financial International
                  Growth Fund--previously filed with Post-
                  Effective Amendment No. 7 to
                  Registration Statement No. 33-3429 of
                  Financial Series Trust, dated April 27,
                  1988, and herein incorporated by
                  reference.


            (17)  (a) Financial Data Schedule for the
                  period ended October 31, ^
                  1996 for INVESCO European Fund.



                  (b) Financial Data Schedule for the
                  period ended October 31, ^  1996
                  for INVESCO Pacific Basin Fund.

                  (c) Financial Data Schedule for the
                  period ended October 31, ^  1996
                  for INVESCO International Growth Fund.


            (18)  Not applicable.
----------------


(1)Previously filed on EDGAR with Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A on December 22, 1995, and herein incorporated by reference.

(2)Previously filed with Registrant's original Registration Statement on Form N-1A on May 27, 1993, and herein incorporated by reference.

^

(3)Previously filed with ^ Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A on ^ June 29, 1993, and herein incorporated by reference.

(4)Previously filed with Post-Effective Amendment No. ^ 1 to ^ Registrant's Registration Statement on Form N-1A on February ^ 24, 1994, and herein incorporated by reference.

Item 25.    Persons Controlled by or Under Common Control with
            Registrant

                  No person is presently controlled by or under common control with Registrant.

Item 26.    Number of Holders of Securities


                                                                  Number of
                                                             Record Holders
            Title of Class                                 January 31, 1997
            --------------                               ------------------
            INVESCO European Fund                                    22,333
            Common stock

            INVESCO Pacific Basin Fund                               13,881
            Common stock

            INVESCO International Growth Fund                         8,740
            Common Stock


Item 27.    Indemnification


            Indemnification provisions for officers, directors and employees of Registrant are set forth in Article VII, Section 2 of the Articles of Incorporation^ and are hereby incorporated by reference. See Item 24(b)(1) above. Under this Article, officers and directors will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder. Under the Investment Company Act of 1940, Fund directors and officers cannot be protected against liability to the Company or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Company also intends to maintain liability insurance policies covering its directors and officers.


Item 28.    Business and Other Connections of Investment Adviser


            See "The Funds and Their Management" in the Funds' respective ^ prospectuses and in the Statement of Additional Information for information
regarding  the  business  of  the  investment   adviser  and sub-adviser.   For
information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of INVESCO Funds Group, Inc., reference is made to the Schedule Ds to the Form ADV filed under the Investment Advisers Act of 1940 by INVESCO Funds Group, Inc., which schedules are herein incorporated by reference.

Item 29.    Principal Underwriters
            (a)   INVESCO Diversified Funds, Inc.
                  INVESCO Dynamics Fund, Inc.
                  INVESCO Emerging Opportunity Funds, Inc.
                  INVESCO Growth Fund, Inc.
                  INVESCO Income Funds, Inc.
                  INVESCO Industrial Income Fund, Inc.
                  INVESCO Money Market Funds, Inc.
                  INVESCO Multiple Asset Funds, Inc.
                  INVESCO Specialty Funds, Inc.
                  INVESCO Strategic Portfolios, Inc.
                  INVESCO Tax-Free Income Funds, Inc.
                  INVESCO Value Trust
                  INVESCO Variable Investment Funds, Inc.

            (b)
                                    Positions and             Positions and
Name and Principal                  Offices with              Offices with
Business Address                    Underwriter               Registrant
------------------                  -------------             -------------

^

Charles W. Brady                                              Chairman of
1315 Peachtree Street, N.E.                                   the Board
Atlanta, GA  30309


Inge Cosby                          Vice President
7800 E. Union Avenue
Denver, CO  80237


M. Anthony Cox                      Senior Vice
1315 Peachtree Street, N.E.         President
Atlanta, GA  30309

Steven T. Cox, Jr.                  Regional Vice
7800 E. Union Avenue                President
Denver, CO  80237


Robert D. Cromwell                  Regional Vice
7800 E. Union Avenue                President
Denver, CO  80237

Douglas P. Dhom                     Regional Vice
1355 Peachtree Street, N.E.         President
Atlanta, GA  30309


William J. Galvin, Jr.              Senior Vice               Asst. Sec.
7800 E. Union Avenue                President
Denver, CO  80237

Linda J. Gieger                     Vice President
7800 E. Union Avenue
Denver, CO  80237

                                    Positions and             Positions and
Name and Principal                  Offices with              Offices with
Business Address                    Underwriter               Registrant
------------------                  -------------             -------------

Ronald L. Grooms                    Senior Vice               Treasurer
7800 E. Union Avenue                President                 Chief Fin'l
Denver, CO  80237                   & Treasurer               Officer &
                                                              Chief Acctg.
                                                              Officer

Wylie G. Hairgrove                  Vice President
7800 E. Union Avenue
Denver, CO  80237





Hubert L. Harris , Jr.              Director                  Director
1315 Peachtree Street, N.E.
Atlanta, GA  30309


Dan J. Hesser                       Chairman of the           President &
7800 E. Union Avenue                Board, President,         Director
Denver, CO  80237                   Chief Executive
                                    Officer, Director

Mark A. Jones                       Regional Vice
7800 E. Union Avenue                President
Denver, CO  80237

Jeraldine E. Kraus                  Assistant Secretary
7800 E. Union Avenue
Denver, CO  80237

Michael D. Legoski                  Asst. Vice President
7800 E. Union Avenue
Denver, CO  80237



James F. Lummanick                  Vice President;
7800 E. Union Avenue                Assistant
Denver, CO  80237                   General Counsel

Brian N. Minturn                    Executive Vice
7800 E. Union Avenue                President
Denver, CO  80237

                                    Positions and             Positions and
Name and Principal                  Offices with              Offices with
Business Address                    Underwriter               Registrant
------------------                  -------------             -------------

Robert J. O'Connor                  Director
1315 Peachtree Street , N.E.
Atlanta, GA  30309

Donald R. Paddack                   Assistant Vice
7800 E. Union Avenue                President
Denver, CO  80237


Laura M. Parsons                    Vice President
7800 E. Union Avenue
Denver, CO  80237

Glen A. Payne                       Senior Vice               Secretary
7800 E. Union Avenue                President, Secretary
Denver, CO  80237                   & General Counsel


Pamela J. Piro                      Assistant Vice
7800 E. Union Avenue                President
Denver, CO  80237

Gary S. Ruhl                        Vice President
7800 E. Union Avenue
Denver, CO  80237

James S. Skesavage                  Regional Vice
1315 Peachtree Street , N.E.        President
Atlanta, GA  30309


Terri Berg Smith                    Vice President
7800 E. Union Avenue
Denver, CO  80237


Tane T. Tyler                       Assistant Vice
7800 E. Union Avenue                President
Denver, CO  80237

                                    Positions and             Positions and
Name and Principal                  Offices with              Offices with
Business Address                    Underwriter               Registrant
------------------                  -------------             -------------
Alan I. Watson                      Vice President            Asst. Sec.
7800 E. Union Avenue
Denver, CO 80237

Judy P. Wiese                       Vice President            Asst. Treas.
7800 E. Union Avenue
Denver, CO  80237



Allyson B. Zoellner                 Vice President
7800 E. Union Avenue
Denver, CO  80237

            (c)   Not applicable.

Item 30.    Location of Accounts and Records

            Dan J. Hesser
            7800 E. Union Avenue
            Denver, CO  80237

Item 31.    Management Services
            Not applicable.

Item 32.    Undertakings

     The Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     The Registrant hereby undertakes that the board of directors will call a special shareholders meeting for the purpose of voting on the question of removal of a director or directors of the Company if requested to do so in writing by the holders of at least 10% of the outstanding shares of the Company, and to assist the shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the ^ 25th day of ^ February, 1997.

Attest:                                 INVESCO International Funds, Inc.

/s/ Glen A. Payne                         /s/ Dan J. Hesser
------------------------------------    ------------------------------------
Glen A. Payne, Secretary                  Dan J. Hesser, President

      Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to Registrant's Registration Statement has been signed by the following persons in the capacities indicated on this ^ 25th day of ^ February, 1997.

/s/ Dan J. Hesser                         /s/ Lawrence H. Budner
------------------------------------    ------------------------------------
Dan J. Hesser, President &                Lawrence H. Budner, Director
Director (Chief Executive Officer)

/s/ Ronald L. Grooms                      /s/ Daniel D. Chabris
------------------------------------    ------------------------------------
Ronald L. Grooms, Treasurer               Daniel D. Chabris, Director
(Chief Financial and Accounting
Officer)

/s/ Victor L. Andrews                     /s/ Fred A. Deering
------------------------------------    ------------------------------------
Victor L. Andrews, Director               Fred A. Deering, Director

/s/ Bob R. Baker                          /s/ A. D. Frazier, Jr.
------------------------------------    ------------------------------------
Bob R. Baker, Director                    A. D. Frazier, Jr., Director

/s/ ^ Hubert L. Harris, Jr.               /s/ Kenneth T. King
------------------------------------    ------------------------------------
^ Hubert L. Harris, Jr., Director         Kenneth T. King, Director

/s/ Charles W. Brady                      /s/ John W. McIntyre
------------------------------------    ------------------------------------
Charles W. Brady, Director                John W. McIntyre, Director

By*                                     By*/s/ Glen A. Payne
------------------------------------    ------------------------------------
Edward F. O'Keefe                         Glen A. Payne
Attorney in Fact                          Attorney in Fact

* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this post-effective amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant have been filed with the Securities and Exchange Commission on June 29, 1993, February 24, 1994, February 17, 1995 , and December 22, 1995.

                                Exhibit Index
                                -------------
                                                Page in
Exhibit Number                                  Registration Statement
--------------                                  ----------------------
      1                                                100
      5(a)                                             109
      5(b)                                             116
      ^ 6                                              123
      7                                                131
      9(a)                                             137
      9(b)                                             151
      11                                               155
      17(a)                                            156
      17(b)                                            157
      17(c)                                            158

EX99 POA.HARRIS                                        159